UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under §240.14a-12

Crown Crafts, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a(6)(i)(1) and 0-11.

June 26, 2026

Dear Stockholders:

It is my pleasure to invite you to this year’s Annual Meeting of Stockholders, which will be held on Monday, August 10, 2026, at 3:00 p.m., Central Daylight Time, at our executive offices located at 8184 Highway 44, Suite 111, Gonzales, Louisiana.

Details regarding the Annual Meeting and the business to be conducted are described in the Notice of Internet Availability of Proxy Materials you received in the mail and in the accompanying proxy statement. We have also made available a copy of our 2026 Annual Report to Stockholders with this proxy statement. We encourage you to read these materials, which include our audited financial statements and provide information about our business.

We have elected to provide access to our proxy materials over the Internet in accordance with the U.S. Securities and Exchange Commission’s “notice and access” rules. Accordingly, most stockholders will not receive paper copies of our proxy materials. The Notice of Internet Availability of Proxy Materials provides information on how stockholders may obtain paper copies of our proxy materials if they so choose.

Whether or not you plan to attend the Annual Meeting, please vote as soon as possible to ensure that your shares will be represented and voted at the Annual Meeting. You may vote over the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. If you attend the Annual Meeting, then you may vote your shares in person even though you have previously voted your proxy.

Thank you for your ongoing support of, and continued interest in, Crown Crafts.

Sincerely,

Zenon S. Nie

Chairman of the Board of Directors

NOTICE OF THE

2026 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	August 10, 2026, 3:00 p.m., Central Daylight Time (the “Annual Meeting”)

Place:	Executive offices of Crown Crafts, Inc. (the “Company,” “we” or “our”), located at 8184 Highway 44, Suite 111, Gonzales, Louisiana

Matters to be Voted on:	•

To elect the two Class III directors nominated in the accompanying proxy statement to serve until our Annual Meeting of Stockholders to be held in 2029 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal from office (Proposal 1);

•	To approve the Crown Crafts, Inc. Amended and Restated 2021 Incentive Plan (Proposal 2);

•	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending March 28, 2027 (Proposal 3); and

•	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Record Date:

Our Board of Directors has fixed the close of business on June 12, 2026 as the record date to determine the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only those stockholders of record of Crown Crafts Series A common stock as of the close of business on that date will be entitled to vote at the Annual Meeting or at any adjournment or postponement thereof.

Voting:

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying proxy statement and submit your proxy as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section of the accompanying proxy statement titled “Questions and Answers About the Annual Meeting” or, if you requested to receive printed proxy materials, the included proxy card or voting instruction form. To obtain directions to attend the Annual Meeting and vote in person, please contact our Corporate Secretary at (225) 647-9146.

June 26, 2026

By Order of the Board of Directors,

Claire K. Spencer

Vice President, Chief Financial Officer and Corporate Secretary

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 10, 2026:

The proxy statement and our 2026 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended March 29, 2026, are available free of charge at https://materials.proxyvote.com/228309.

-i-

-ii-

8184 Highway 44, Suite 111

Gonzales, Louisiana 70737

PROXY STATEMENT

FOR THE

2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 10, 2026

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these proxy materials?

You received these proxy materials because you are a stockholder of Crown Crafts, Inc. (“Crown Crafts,” the “Company” or “we”). The Company’s Board of Directors (our “Board”) is soliciting your proxy to vote your shares of the Company’s Series A common stock, par value $0.01 (the “Common Stock”), at our 2026 Annual Meeting of Stockholders to be held at our executive offices, located at 8184 Highway 44, Suite 111, Gonzales, Louisiana, on Monday, August 10, 2026, at 3:00 p.m., Central Daylight Time, and any adjournment or postponement thereof (the “Annual Meeting”).

Our stockholders are requested to vote at the Annual Meeting on the matters summarized in this proxy statement (this “Proxy Statement”). This Proxy Statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (the “SEC”) and is designed to assist you in voting your shares of Common Stock.

These proxy materials were first made available to our stockholders on or about June 26, 2026.

What is included in these materials?

The proxy materials for the Annual Meeting include:

•	The Notice of the 2026 Annual Meeting of Stockholders;

•	This Proxy Statement; and

•

Our 2026 Annual Report to Stockholders (the “2026 Annual Report”), which includes our Annual Report on Form 10-K (the “2026 Form 10-K”) for the fiscal year ended March 29, 2026 (the “fiscal year 2026”).

If you received a paper copy of these materials, then the proxy materials also include a proxy card or voting instruction form.

A proxy statement is a document that SEC rules require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote your shares, and that other person is called a proxy. If you designate someone as your proxy in a written document, then that document is also called a proxy or a proxy card. We have designated Zenon S. Nie and Claire K. Spencer as proxies for the Annual Meeting.

Why did I receive a one-page notice in the mail or email notification regarding the Internet availability of proxy materials instead of a full set of proxy materials?

The SEC permits us to furnish proxy materials by providing access to those documents on the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders. Stockholders will not receive printed copies of the proxy materials unless they request them. The Notice instructs you as to how to submit your proxy on the Internet. If you would like to receive a paper or email copy of the proxy materials, then you should follow the instructions in the Notice for requesting those materials.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

•	View the proxy materials for the Annual Meeting on the Internet;

•	Submit a proxy; and

•	Instruct us to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of the Annual Meetings on the environment. If you choose to receive future proxy materials by email, then you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

What is being voted on at the Annual Meeting?

Stockholders are being asked to vote on the following proposals, which are more fully described in this Proxy Statement:

•

To elect the two Class III directors nominated in this Proxy Statement to serve until our Annual Meeting of Stockholders to be held in 2029 (the “2029 Annual Meeting”) until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal from office (“Proposal 1”);

•	To approve the Crown Crafts, Inc. Amended and Restated 2021 Incentive Plan (the “Amended Plan”) (“Proposal 2”); and

•	To ratify the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending March 28, 2027 (“Proposal 3”).

In addition to the above matters, we will transact any other business that may properly come before the Annual Meeting. As of the date of this Proxy Statement, our Board knows of no other matters that will be brought before the Annual Meeting. However, if other matters are properly presented at the Annual Meeting, then the persons named as proxies will vote in their discretion with respect to those matters.

Who may vote at the Annual Meeting?

You may vote if you are a stockholder of record of the Common Stock as of the close of business on June 12, 2026, the record date for the Annual Meeting (the “Record Date”). As of the Record Date, there were 10,760,287 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, held by 153 holders of record.

If you are a beneficial owner of the Common Stock as of the close of business on the Record Date, then you will receive voting instructions from the brokerage firm, bank or other nominee that holds your shares as the holder of record. You must follow the voting instructions of the holder of record in order for your shares to be voted.

As of the Record Date, our directors, director nominees and executive officers as a group beneficially owned, and were entitled to vote, 1,323,978 shares of Common Stock, or approximately 12.3% of the outstanding shares of Common Stock on that date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding shares in their own name. There are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”), then you are a “stockholder of record” who may vote at the Annual Meeting, and we are providing these proxy materials directly to you.

Beneficial Owner. If, on the Record Date, your shares were held in an account at a brokerage firm, bank or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your brokerage firm, bank or other nominee holder who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your brokerage firm, bank or other nominee holder how to vote your shares and to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. Obtaining a valid proxy may take several days.

How many votes am I entitled to cast?

Each holder of record of the Common Stock is entitled to one vote for each share of Common Stock held by such holder on the Record Date. Cumulative voting is not permitted, and stockholders are not entitled to appraisal or dissenters’ rights with respect to any matter to be voted on at the Annual Meeting.

Your shares can be voted at the Annual Meeting only if you are present or represented by a valid proxy.

How does the Board recommend I vote?

The Board has unanimously determined to recommend that stockholders vote:

•	“FOR” the election of the Class III director nominees;

•	“FOR” the approval of the Amended Plan; and

•	“FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending March 28, 2027.

How do I vote my shares?

If you are a stockholder of record, then you may vote using one of the following four methods:

•	Over the Internet, which you are encouraged to do if you have access to the Internet;

•	By telephone;

•	By completing, signing and returning the included proxy card, for those who received printed proxy materials in the mail; or

•	By attending the Annual Meeting and voting in person.

The Notice provides instructions on how to access your proxy, which contains instructions on how to vote via the Internet or by telephone. For stockholders who received a paper proxy card in the mail, instructions for voting via the Internet, by telephone or by mail are set forth on the proxy card.

If you hold your shares in street name, then your brokerage firm, bank or other nominee who holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. The stockholder of record will provide you with instructions on how to vote your shares. Internet and telephone voting will be offered to stockholders owning shares through most brokerage firms and banks. As discussed above, if you would like to vote in person at the Annual Meeting, then you must contact the brokerage firm, bank or other nominee who holds your shares to obtain a valid proxy from them and bring it with you to the Annual Meeting. You will not be able to vote at the Annual Meeting unless you have a valid proxy from your brokerage firm, bank or other nominee holder.

Can I change my vote or revoke my proxy after I vote?

If you are a stockholder of record and vote by proxy, then you may change your vote at any time before the polls close at the Annual Meeting by:

•	Voting again by telephone or over the Internet prior to 11:59 p.m., Eastern Daylight Time, on August 9, 2026;

•	Giving written notice to our Corporate Secretary at Crown Crafts, Inc., P.O. Box 1028, Gonzales, Louisiana 70707, Attn.: Corporate Secretary;

•	Delivering a later-dated proxy; or

•	Voting in person at the Annual Meeting.

You may also revoke your proxy before it is voted at the Annual Meeting by using one of the methods listed above.

If you hold your shares in street name, then you may change your vote or revoke your proxy by submitting new voting instructions to your brokerage firm, bank or other nominee holder. You must contact your brokerage firm, bank or other nominee holder to find out how to do so. However, since you are not the stockholder of record, you may not change your vote by voting those shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder authorizing you to vote at the Annual Meeting.

Will my shares be voted if I do not provide my proxy?

If you are a stockholder of record, then your shares will not be voted if you do not vote them at the Annual Meeting or provide a proxy.

What if I am a beneficial owner and do not give voting instructions to my broker?

As a beneficial owner, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee in order to ensure your shares are voted in the way you would like. If you do not provide voting instructions to your bank, broker or other nominee, then whether your shares can be voted by such person will depend on the type of item being considered for vote. Proposals 1 and 2 are “non-routine” matters under New York Stock Exchange (“NYSE”) rules and therefore they may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners (so called “broker non-votes”). Proposal 3 is a “routine” matter under NYSE rules and therefore a matter on which banks, brokers and other nominees that do not receive voting instructions from beneficial owners may generally vote on this proposal in their discretion.

How many votes must be present to hold the Annual Meeting?

In order for us to conduct the Annual Meeting, the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote thereat must be present, in person or represented by proxy, at the Annual Meeting. This is referred to as a quorum. Your shares will be counted as present at the Annual Meeting if you do one of the following:

•	Vote via the Internet or by telephone;

•	Return a properly executed proxy by mail; or

•	Attend the Annual Meeting and vote in person.

Abstentions and broker non-votes will be counted towards the quorum requirement. If a quorum is not present at the Annual Meeting, then it is expected that the Annual Meeting will be adjourned or postponed to solicit additional proxies.

What vote is required to elect directors and approve the other proposals to be presented at the Annual Meeting?

Proposal	Voting Options for Proposal	Vote Required to Elect Directors or Adopt Proposal	Effect of Withhold	Effect of Abstentions	Effect of Broker Non-Votes
Election of the Class III Directors (Proposal 1)	For or Withhold*	A nominee will be elected by a plurality of the votes cast at the Annual Meeting, meaning that the two Class III nominees receiving the most “FOR” votes will be elected as the Class III directors.	No effect.	Not applicable. Abstain is not a voting option.	No effect.

Proposal	Voting Options for Proposal	Vote Required to Elect Directors or Adopt Proposal	Effect of Withhold	Effect of Abstentions	Effect of Broker Non-Votes
Approval of the Amended Plan (Proposal 2)	For, Against or Abstain	Majority of the votes cast at the Annual Meeting, meaning more “FOR” votes than “AGAINST” votes.	Not applicable. Withhold is not a voting option.	No effect.	No effect.
Ratification of KPMG (Proposal 3)	For, Against or Abstain	Majority of the votes cast at the Annual Meeting, meaning more “FOR” votes than “AGAINST” votes.	Not applicable. Withhold is not a voting option.	No effect.	Brokers have discretion to vote.

*

You may vote for all the director nominees, withhold authority to vote your shares for all the director nominees or withhold authority to vote your shares with respect to any one of the director nominees.

What if my shares are registered in more than one person’s name?

If you own shares that are registered in the name of more than one person, then each person must sign the proxy. If an attorney, executor, administrator, trustee, guardian or any other person signs the proxy in a representative capacity, then the full title of the person signing the proxy should be given and a certificate should be furnished showing evidence of appointment.

What does it mean if I receive more than one Notice, proxy materials email or proxy card?

If you receive more than one Notice, proxy materials email or proxy card, then you have multiple accounts with brokers or Broadridge, the Company’s transfer agent, and will need to vote separately with respect to each Notice, proxy material email or proxy card you receive. Please vote all of these shares. It is recommended that you contact your broker or Broadridge, as applicable, to consolidate as many accounts as possible under the same name and address. Broadridge may be contacted by telephone at (877) 830-4936.

What is householding?

Beneficial owners who share a single address may receive only one copy of the Notice or the proxy materials, as the case may be, unless their broker, bank or other nominee has received contrary instructions from any beneficial owner at that address. This is known as householding. If any beneficial owner(s) sharing a single address wishes to discontinue householding and/or receive a separate copy of the Notice or the proxy materials, or wishes to enroll in householding, the beneficial owner(s) should contact its broker, bank or other nominee directly. Alternatively, if any such beneficial owner wishes to receive a separate copy of the proxy materials, we will deliver them promptly upon request made either by sending a written request to Crown Crafts, Inc., P.O. Box 1028, Gonzales, Louisiana 70707, Attn.: Corporate Secretary, or by calling (225) 647-9146.

Who pays for this proxy solicitation?

We bear the costs of soliciting proxies. Certain of our directors, officers and employees, who will receive no additional compensation for their services, may solicit proxies by mail, personal interview, telephone, email or facsimile transmission. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of the Common Stock.

How will votes be counted?

All votes will be tabulated by the inspector of elections for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Where do I find the voting results for the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of elections at the Annual Meeting and subsequently published in our Current Report on Form 8-K, which we are required to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

You can contact our Corporate Secretary, Claire K. Spencer, by telephone at (225) 647-9146 or by writing to Crown Crafts, Inc., P.O. Box 1028, Gonzales, Louisiana 70707, Attn.: Corporate Secretary, with any questions about the proposals described in this Proxy Statement or how to execute your vote.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our Board is committed to maintaining sound and effective corporate governance principles and believes that strong corporate governance is critical to achieving our performance goals and to maintaining the trust and confidence of stockholders, employees, suppliers, customers and regulatory agencies. Our Principles of Corporate Governance serve as a framework for the governance of the Company. The Nominating, Governance and Ethics Committee of our Board (our “Nominating, Governance and Ethics Committee”) reviews our Principles of Corporate Governance periodically and may recommend changes to our Board, as appropriate.

Board of Directors

Our Board is responsible for establishing broad corporate policies of the Company, monitoring the Company’s overall performance and ensuring that the Company’s activities are conducted in a responsible and ethical manner. Our business affairs are managed under the direction of our Board. However, in accordance with well-established corporate legal principles, our Board is not involved in the Company’s day-to-day operating matters. Members of our Board are kept informed about the Company’s business by participating in our Board and committee meetings, by reviewing analyses and reports provided to them by the Company and through discussions with the Chairman of the Board and officers of the Company.

We have a classified Board currently consisting of one Class I director (Olivia W. Elliott), two Class II directors (Zenon S. Nie, Chairman of the Board, and Michael Benstock), and two Class III directors (Donald Ratajczak and Patricia Stensrud). At each annual meeting of stockholders, directors are elected to our Board to serve until the third ensuing annual meeting of stockholders and until their successors are elected and qualified or until their earlier death, resignation or removal from office. Pursuant to our bylaws, our Board has fixed its membership at five directors.

The current Class III directors, Dr. Ratajczak and Ms. Stensrud, serve until the Annual Meeting and are not standing for re-election at the Annual Meeting. Dr. Ratajczak and Ms. Stensrud have served on our Board since 2001 and 2011, respectively, and we thank each of them for their contributions to our Board and the Company.

Our Board, upon recommendation of our Nominating, Governance and Ethics Committee, has nominated for election at the Annual Meeting, each of Ixchell C. Duarte and Tatiana G. Ferreira to serve as a Class III director until the 2029 Annual Meeting and until her successor is elected and qualified or until her earlier death, resignation or removal from office.

The Class II directors and the Class I director serve until our Annual Meeting of Stockholders to be held in 2027 (the “2027 Annual Meeting”) and our Annual Meeting of Stockholders to be held in 2028 (the “2028 Annual Meeting”), respectively.

The following table sets forth the names and certain other information about each of the director nominees and the continuing directors as of June 26, 2026:

	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated
Director Nominees
Ixchell C. Duarte	III	59	Director Nominee	-	-	2029 Annual Meeting
Tatiana G. Ferreira	III	48	Director Nominee	-	-	2029 Annual Meeting
Continuing Directors
Michael Benstock	II	70	Director	May 2023	2027 Annual Meeting	-
Zenon S. Nie	II	75	Chairman of the Board	2001	2027 Annual Meeting	-
Olivia W. Elliott	I	57	Director and Chief Executive Officer	May 2022	2028 Annual Meeting	-

Director Nominees

Ixchell C. Duarte founded and serves as Chief Executive Officer of ICD Strategic Advisors LLC, a strategic finance advisory firm focused on helping organizations strengthen financial operations, improve compliance, and build scalable financial infrastructure. She served as Chief Financial Officer (previously served as Chief Accounting Officer), Treasurer and Senior Vice President of CNL Healthcare Properties, Inc., a public non-traded REIT, from January 2012 through its sale in March 2026. Ms. Duarte also previously served as Chief Financial Officer (and previously as Chief Accounting Officer), Treasurer and Senior Vice President of CNL Healthcare Properties II, Inc., a public non-traded REIT, from its formation and registration process in July 2015 until its dissolution in March 2020. Ms. Duarte oversaw accounting operations, financial reporting and compliance across multiple public non-traded REITs, serving as Senior Vice President and Chief Accounting Officer of CNL Lifestyle Properties, Inc., CNL Growth Properties, Inc., and Global Income Trust, Inc. from January 2012 through their respective dissolutions between 2015 and 2017. She also served as Chief Accounting Officer of CNL Investment Management Company from January 2012 through May of 2019, where she oversaw accounting and financial reporting for debt and equity investment portfolios. Prior to rejoining CNL affiliates in January 2012, Ms. Duarte served as Controller at GE Capital – Franchise Finance from February 2007 through January 2012. She served as Senior Vice President and Chief Accounting Officer of Trustreet Properties, Inc., an NYSE-listed REIT, from 2005 until its acquisition by GE Capital in February 2007. Ms. Duarte served as Controller of various CNL affiliates from September 1995 through February 2005. Ms. Duarte spent seven years working as an external financial auditor starting in the New York City audit practice of KPMG and then for the Orlando, Florida audit practice of Coopers & Lybrand. She is a Certified Public Accountant.

Tatiana G. Ferreira founded HarmonIQ Consulting & Advisory LLC, which provides executive-level guidance and strategic collaboration, in June 2024, and serves as its Chief Executive Officer. She also founded Tati Ferreira LLC, a consulting company, in February 2023, where she serves as Founder and Chief Executive Officer. She previously served as Senior Vice President of Retail, Customer Experience Operations at Neiman Marcus Group, a department store holding company, from 2019 to 2023. Ms. Ferreira also served as Vice President of Operations and Customer Experience (Retail Development) at Louis Vuitton America, from 2015 to 2018. Ms. Ferreira has also served as an Advisory Board Member of StoreOS Corp, a retail technology company, since 2025, and a member of the Board of Directors of Dream.org, a non-profit which expands access to technology education and economic opportunity in underserved communities, since 2023. Ms. Ferreira holds the National Association of Corporate Directors Directorship Certification.

Continuing Directors

Class II Directors With Terms Expiring at the 2027 Annual Meeting

Michael Benstock has served as President and Chief Executive Officer of Superior Group of Companies, Inc. (“Superior”), a Nasdaq-listed company, since October 24, 2003. Prior to that, Mr. Benstock served as Co-President of Superior from May 1, 1992, until October 24, 2003, and Executive Vice President of Superior prior to that. Mr. Benstock has served as Chairman of the Board of Superior since February 2023 and as a director of Superior since 1985. He also served as a director of USAmeriBank from 2007 to December 31, 2017, and chair of its audit committee from 2014 to December 31, 2017, at which time USAmeriBank was acquired by Valley National Bank.

Zenon S. Nie has served as Chairman of the Board of the Company since May 1, 2022. Mr. Nie served as Lead Director from August 2009 until he commenced serving as Chairman of the Board. He has served since 2001 as Chairman of the Board, President and Chief Executive Officer of the CEO Advisory Board LLC, a management consulting firm he founded in 2000, and since 2001 has also been an operating partner in Tri-Artisan Partners, which merged with Morgan Joseph to form Morgan Joseph TriArtisan LLC in January 2011.  From 1993 to 2000, he was Chairman of the Board, President, Chief Executive Officer and Chief Operating Officer of Simmons Company, a billion-dollar international manufacturer and distributor of mattresses.  From 1991 to 1993, he was President of the Consumer Home Fashion division of the Bibb Company, which included the Juvenile Products textile division. Prior to that, he was President of Serta Incorporated and held other senior executive positions at both Serta and Sealy Incorporated over the previous 13 years. Mr. Nie has earned the CERT Certificate in Cybersecurity Oversight for directors from the Software Engineering Institute at Carnegie Mellon University and is a National Association of Corporate Directors Board Leadership Fellow.

Class I Director With a Term Expiring at the 2028 Annual Meeting

Olivia W. Elliott has served as the Company’s President and Chief Executive Officer since March 1, 2022, after serving as the Company’s President and Chief Operating Officer since January 2021, and the Company’s Vice President and Chief Financial Officer since September 2008. She continued to serve as the Company’s Chief Financial Officer until February 2021. She joined the Company in November 2001 as Secretary and Treasurer. She began her career in public accounting in 1991 with Deloitte & Touche LLP, where she worked for more than three years, after which she worked for seven years in finance and treasury functions with two public companies. She is a Certified Public Accountant.

Qualifications of Directors and Director Nominees

Our Board believes that the combined business and professional experience and expertise of our continuing directors make, and of our director nominees will make, them a valuable resource to management and qualify them for service on our Board. The particular experience, qualifications, attributes and/or skills that led our Board to conclude that our continuing directors and our director nominees should serve as a director of the Company are set forth below.

Director Nominees

Ms. Duarte has considerable business, accounting and financial experience. We believe her education, knowledge and experience as an auditor, a chief financial officer and treasurer, along with her ability to analyze financial information, will enhance our Board’s oversight of the Company’s business operations, financial disclosure, external auditors and the effectiveness of the Company’s internal controls.

Ms. Ferreira has extensive experience in retail operations and customer experience transformation at scale, having held senior executive positions at iconic consumer brands, including Louis Vuitton and Neiman Marcus. We believe her expertise in artificial intelligence and digital strategy, combined with her governance experience as a nonprofit board member, will enable her to offer a unique and valuable perspective to our Board on technology adoption, customer strategy and operational excellence.

Continuing Directors

Ms. Elliott has considerable institutional knowledge about the Company, its operations and industry, having served in both financial and operational leadership positions with the Company since November 2001, which makes her an effective director. Her perspective with respect to the Company’s progress and past challenges is essential when our Board is evaluating issues and risks facing the Company. Her knowledge and understanding of the industry and its key players, including suppliers and customers, make Ms. Elliott a valuable resource for our Board.

Mr. Benstock brings to our Board a valuable understanding of the Company’s opportunities and the challenges it faces. During a long and successful career, he has held the top executive officer position with a Nasdaq-listed consumer products company and has served on the boards of other successful companies, including a company in the financial services industry.

Mr. Nie has served on our Board since the reorganization of Crown Crafts in 2001. During this time, he has gained considerable institutional knowledge about the Company, its operations and its industry, which makes him an effective director. Mr. Nie is a key voice on our Board with respect to strategy and growth. During his varied career, he has gained valuable perspective on management matters, having served in top executive positions with other manufacturing companies.

Independence of Directors and Director Nominees

Pursuant to our Principles of Corporate Governance and the listing standards of The Nasdaq Stock Market (“Nasdaq”), a majority of the members of our Board must be independent of the Company. For a director to be considered independent, our Board must determine that the director meets the independence criteria of the SEC and Nasdaq, as well as any other independence standards applicable to independent Board members as may be in effect from time to time under applicable laws, rules and regulations. For a director to be considered independent, our Board must determine that the director does not have a relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making this determination, our Board will consider all relevant facts and circumstances, including any transactions or relationships between the director and the Company or its subsidiaries. The Board has determined that each of our director nominees (Ms. Duarte and Ms. Ferreira) and each of our non-employee directors (Messrs. Benstock and Nie, Dr. Ratajczak and Ms. Stensrud), is “independent,” as defined for purposes of the rules of the SEC and the listing standards of Nasdaq.

In addition, our Board has determined that each of the members of our Board’s Audit Committee (the “Audit Committee”), Compensation Committee (the “Compensation Committee”), and Nominating, Governance and Ethics Committee are independent under the rules of the SEC and the listing standards of the Nasdaq applicable to members of each committee.

Board Leadership Structure

Our Board is currently led by Mr. Nie, as Chairman of the Board, who is an independent director. Our Board has determined to separate the positions of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. Our Chief Executive Officer is responsible for our strategic direction, day-to-day leadership and performance while our Chairman of the Board, in consultation with our Chief Executive Officer, sets the agenda for and presides over meetings of our Board, oversees the flow of information to our Board and acts as a liaison between the non-employee directors and management.

In addition, we believe that the separation of the positions of our Chief Executive Officer and Chairman of the Board provides for more effective monitoring and objective evaluation of our Chief Executive Officer’s performance. The separation of these leadership roles has allowed our Chairman of the Board to strengthen our Board’s independent oversight of our performance and governance standards.

Another important component of our Board’s leadership structure is the role of its committees. Our Board has delegated certain oversight functions to its four standing committees — our Audit Committee, our Compensation Committee, our Nominating, Governance and Ethics Committee, and our Capital Committee of the Board (the “Capital Committee”). These committees regularly report back to our Board with specific findings and recommendations in their areas of oversight and also consult and work with our Chief Executive Officer. Further information about these four committees is provided below in “Board of Directors and Corporate Governance – Board Committees.”

Pursuant to our Principles of Corporate Governance, if the positions of our Chairman of the Board and Chief Executive Officer are held by the same person, or if our Chairman of the Board is otherwise employed by the Company, then our Board shall select an independent director to serve as our Lead Independent Director. Our Lead Independent Director would preside over executive session of the independent directors, consult as appropriate with our Chairman of the Board or our Chief Executive Officer, oversee the flow of information to our Board and acts as liaison between the non-employee directors and management. Our Lead Independent Director would also serve as a focal point for the independent directors, thereby enhancing and clarifying our Board’s independence from management. Our Lead Independent Director would also have such other responsibilities as may be delegated to our Lead Independent Director by our Board from time to time.

As stated in our Principles of Corporate Governance, our Board believes that it is in the best interests of the Company for our Board to periodically evaluate and make a determination regarding whether or not to separate the roles of our Chairman of the Board and Chief Executive Officer based upon the circumstances. We believe that our Board’s leadership structure, policies, and practices, when combined with our other governance policies and procedures, function well in:

•	Strengthening Board leadership;

•	Fostering cohesive decision making at the Board level;

•	Solidifying director collegiality;

•	Improving problem solving; and

•	Enhancing strategy formulation and implementation.

Board Committees

During fiscal year 2026, our Board had the following standing committees: Audit Committee, Compensation Committee, Nominating, Governance and Ethics Committee, and Capital Committee. Each committee has adopted a formal, written charter, which has been approved by our full Board and which specifies the scope of the committee’s responsibilities and how it should carry them out. The complete text of the charter of each of our Audit Committee, Compensation Committee, Nominating, Governance and Ethics Committee, and Capital Committee is available on our website at www.crowncrafts.com.

Audit Committee. Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Audit Committee is currently comprised of Michael Benstock, Donald Ratajczak and Patricia Stensrud, none of whom is a current or former employee of the Company or any of its subsidiaries and all of whom are, in the opinion of our Board, free from any relationship that would interfere with the exercise of their independent judgment in the discharge of our Audit Committee’s duties. See “Report of the Audit Committee.”

Our Audit Committee represents our Board in discharging its responsibility relating to the accounting, reporting and financial practices of the Company and its subsidiaries. Its primary functions include monitoring the integrity of the Company’s financial statements and system of internal controls and the Company’s compliance with regulatory and legal requirements; monitoring the independence, qualifications and performance of the Company’s independent auditor; and providing a line of communication among the independent auditor, management and our Board.

Compensation Committee. Our Compensation Committee is currently comprised of Michael Benstock, Zenon S. Nie and Patricia Stensrud, none of whom is a current or former employee of the Company or any of its subsidiaries and all of whom are, in the opinion of our Board, free from any relationship that would interfere with the exercise of their independent judgment in the discharge of our Compensation Committee’s duties.

The duties of our Compensation Committee are generally to establish the compensation for the Company’s executive officers and to act on such other matters relating to compensation as it deems appropriate, including an annual evaluation of our Chief Executive Officer and the design and oversight of all compensation and benefit programs in which the Company’s employees and officers are eligible to participate.

Nominating, Governance and Ethics Committee. Our Nominating, Governance and Ethics Committee is currently comprised of Michael Benstock, Zenon S. Nie and Donald Ratajczak, none of whom is a current or former employee of the Company or any of its subsidiaries and all of whom are, in the opinion of our Board, free from any relationship that would interfere with the exercise of their independent judgment in the discharge of our Nominating, Governance and Ethics Committee’s duties.

Our Nominating, Governance and Ethics Committee has the general responsibility for overseeing the Company’s corporate governance practices and for identifying, reviewing and recommending to our Board individuals to be nominated for election to our Board. Our Nominating, Governance and Ethics Committee will also consider any director candidate proposed in good faith by a stockholder of the Company. To do so, a stockholder should send the director candidate’s name, credentials, contact information and his or her consent to be considered as a candidate to our Corporate Secretary. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership (i.e., how many shares of Common Stock the proposing stockholder owns and how long such shares have been held), as well as any other information required by our bylaws.

Capital Committee. Our Capital Committee is currently comprised of Zenon S. Nie, Donald Ratajczak and Patricia Stensrud, none of whom is a current or former employee of the Company or any of its subsidiaries, and such directors, in the opinion of our Board, are free from any relationship that would interfere with the exercise of their independent judgment in the discharge of our Capital Committee’s duties. Our Capital Committee is responsible for overseeing and making recommendations with respect to certain capital market transactions, including stock repurchases and dividend payments.

Our Board anticipates that, subject to the election of Ms. Ferreira and Ms. Duarte as Class III directors at the Annual Meeting: (i) Ms. Ferreira will be appointed as a member of the Audit, Compensation and Capital Committees; and (ii) Ms. Duarte will be appointed as a member of the Audit, Nominating, Governance and Ethics, and Capital Committees.

Board, Committee and Stockholder Meetings

Our Board met five times during fiscal year 2026. Executive sessions were held with the Company’s independent auditor at each meeting of our Audit Committee. Each director attended all of the meetings of our Board and committees of which he or she was a member during fiscal year 2026.

All Board members attended our Annual Meeting of Stockholders held in 2025 (the “2025 Annual Meeting”), and all members of our Board have been requested to attend the Annual Meeting. Pursuant to our Principles of Corporate Governance, directors are expected to attend our annual meeting of stockholders. with the understanding that occasional absences may be unavoidable.

The following table provides a summary of the membership of our Board’s standing committees since the beginning of fiscal year 2026 and through the date of this Proxy Statement, together with information regarding the number of committee meetings held during fiscal year 2026.

Director Name	Independent Director	Audit Committee	Compensation Committee	Nominating, Governance and Ethics Committee	Capital Committee
Michael Benstock	Yes	✔	✔	✔*
Zenon S. Nie	Yes		✔*	✔	✔
Donald Ratajczak(1)	Yes	✔*		✔	✔
Patricia Stensrud	Yes	✔	✔		✔*
Olivia W. Elliott	No
Number of Meetings		4	2	3	4

* Chair

(1) Audit Committee Financial Expert

Compensation Committee Interlocks and Insider Participation

During the fiscal year 2026, Messrs. Nie and Benstock and Ms. Stensrud served as members of our Compensation Committee. None of them is, or has been, an officer or employee of the Company.

Director Nomination Process

Pursuant to our Principles of Corporate Governance, our Nominating, Governance and Ethics Committee is responsible for reviewing and recommending to our Board qualified individuals to be director nominees. Our Nominating, Governance and Ethics Committee reviews the composition and size of our Board to ensure that it has the proper expertise and independence; determines the criteria for the selection of our Board members and Board committee members; establishes criteria for qualifications as independent directors, consistent with applicable laws and listing standards; maintains a file of suitable candidates for consideration as nominees to our Board; reviews Board candidates recommended by stockholders in compliance with all director nomination procedures for stockholders; and recommends to our Board the slate of nominees of directors to be elected by the stockholders and any directors to be elected by our Board to fill vacancies.

Our Nominating, Governance and Ethics Committee has not established specific minimum age, education, experience or skill requirements for directors, but, in general, directors will have ample experience and a proven record of success and leadership. Pursuant to our Principles of Corporate Governance, director candidates are evaluated based on such factors as our Nominating, Governance and Ethics Committee determines, including their financial literacy, business acumen and experience, independence, and willingness, ability and availability for service. This may include consideration of factors such as the following:

•

Whether the potential nominee has leadership, strategic or policy-setting experience in a complex organization, including not only a corporate organization but also any governmental, educational or other non-profit organization;

•

Whether the potential nominee has experience and expertise that is relevant to the Company’s business, including any specialized business experience, technical expertise or industry expertise, and whether the potential nominee has knowledge regarding issues affecting the Company;

•	Whether the potential nominee is highly accomplished in his or her respective field;

•	Whether the potential nominee has high ethical character and a reputation for honesty, integrity and sound business judgment;

•

Whether the potential nominee is free of any conflict of interest or the appearance of any conflict of interest and whether he or she is willing and able to represent the interests of all stockholders;

•	Any factor affecting the ability or willingness of the potential nominee to devote sufficient time to our Board’s activities and to enhance his or her understanding of the Company’s business; and

•	How the potential nominee would contribute to diversity, with a view toward the needs of our Board as a whole.

Our Principles of Corporate Governance also provide that a director must have high personal and professional ethics, integrity and values, including respectfulness, honesty and a commitment to teamwork and high standards.

In addition, with respect to an incumbent director whom our Nominating, Governance and Ethics Committee is considering as a potential nominee for re-election, our Nominating, Governance and Ethics Committee will review and consider the incumbent director’s service during his or her term, including the number of meetings attended, level of participation and overall contribution to the Company.

Any stockholder who wishes to have our Nominating, Governance and Ethics Committee consider any potential nominee for election as a director is required to give advance written notice in accordance with, and provide the information required by, Section 2.13 of our bylaws. See “Additional Information – Stockholder Proposals and Director Nominations for the 2027 Annual Meeting.”

There are no differences in the manner in which our Nominating, Governance and Ethics Committee evaluates director candidates it identifies and candidates who are recommended for nomination for membership on our Board by a stockholder.

A non-management director introduced each of Ixchell C. Duarte and Tatiana G. Ferreira to our Nominating, Governance and Ethics Committee and our Board for their consideration.

Board Diversity

Our Nominating, Governance and Ethics Committee has not adopted a formal policy regarding the consideration of diversity in identifying director nominees, although the committee and our Board are committed to a diversified membership. Pursuant to our Principles of Corporate Governance, in determining whether to recommend a director nominee, the members of our Nominating, Governance and Ethics Committee consider and discuss diversity, among other factors, with a view toward the role and needs of our Board as a whole. When identifying and recommending director nominees, the members of our Nominating, Governance and Ethics Committee generally view diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint and perspective, professional experience, education, skill and other qualities or attributes that together contribute to the functioning of our Board.

Communication with the Board and its Committees

Any stockholder may communicate with our Board by directing correspondence to our Board, any of its committees or one or more of its individual members, in care of our Corporate Secretary, at Crown Crafts, Inc., P.O. Box 1028, Gonzales, Louisiana 70707.

Principles of Corporate Governance; Code of Business Conduct and Ethics; Code of Conduct for Directors

Our Board has adopted Principles of Corporate Governance which serves as a framework for the governance of the Company. Our Principles of Corporate Governance also address the role and composition, and functioning, of our Board and policies applicable to our Board.

Our Board also has adopted a Code of Business Conduct and Ethics that is applicable to all directors and employees, including our Chief Executive Officer and Chief Financial Officer. Our Code of Business Conduct and Ethics covers topics such as conflicts of interest, insider trading, competition and fair dealing, discrimination and harassment, health and safety, confidentiality, payments to governmental personnel and compliance procedures. Our Code of Business Conduct and Ethics is posted in the governance library subsection of the governance section on the investor relations page of Company’s website at www. crowncrafts.com/investor-relations/corporate-governance/governance-library.com. In addition, our Board has also adopted a Code of Conduct for Directors, which is posted in the same location.

Service on Other Boards and Changes in Principal Occupation

As stated in our Principles of Corporate Governance, directors are encouraged to limit the number of other boards on which they serve so as not to interfere with their service as a director of the Company. Directors who are serving as chief executives of public companies may not serve on the boards of more than two other companies in addition to our Board. Service on the boards of subsidiary companies with no publicly traded stock, non-profit organizations and non-public, for-profit organizations is not included in this calculation. Moreover, if a director sits on several mutual fund boards within the same fund family, such boards will count as one board for purposes of this calculation. In addition, members of our Audit Committee may not serve on the audit committees of more than two other public companies.

Pursuant to our Principles of Corporate Governance, when a director’s principal occupation or business association changes substantially during the director’s tenure on our Board, the director must promptly notify our Board and the director shall tender his or her resignation from our Board to our Nominating, Governance and Ethics Committee Chair. Our Corporate Nominating, Governance and Ethics Committee, in consultation with its Chair, will recommend to our Board what action, if any, should be taken with respect to such resignation.

Board Role in Risk Oversight

As noted above, the Company’s business and affairs are managed under the direction of our Board. This includes the Board’s overseeing the type and amount of risk undertaken by the Company. In discharging its oversight responsibilities, our Board relies on a combination of the business experience of its members and the expertise and business experience of the Company’s officers and employees, as well as, from time to time, advice of various consultants and experts. An appropriate balancing of risks and potential rewards with the long-term goals of the Company is, and historically has been, implicit in the decisions and policies of our Board. Because risk oversight is so thoroughly made a part of all Board deliberations and discussions, no special provision has been made for that oversight in our Board’s leadership structure, except in connection with: (i) the role of our Audit Committee, which has responsibility for overseeing the Company’s risk management programs and policies; and (ii) the role of our Compensation Committee, which has responsibility for assessing the risks associated with the Company’s compensation programs.

Our Audit Committee focuses on financial reporting risk, oversees the entire audit function and evaluates the effectiveness of internal and external audit efforts. It receives reports from management regularly regarding the Company’s assessment of risks and the adequacy and effectiveness of internal control systems. Our Audit Committee reports regularly to the full Board and is required by its charter to discuss at least annually with management and the Company’s independent auditor the adequacy of the Company’s risk management programs and policies, including any recommendations the committee may have for improvements in those areas.

Prohibition on Hedging, Short Sales and Pledging

Our Board has adopted an Insider Trading Policy which is applicable to Board members and the officers and other employees of the Company and its subsidiaries. Among other things, our Insider Trading Policy provides that the following transaction are prohibited: (i) short-term trading in our securities; (ii) short selling our securities; (iii) transactions in put options, call options or other derivative securities; (iii) hedging or monetization transactions with respect to our securities; and (iv) holding our securities in a margin account or otherwise pledging our securities as collateral for a loan.

Our Insider Trading Policy also provides guidelines on the adoption of Rule 10b5-1 trading plans by Board members and the officers and other employees of the Company and its subsidiaries that are consistent with recently-approved SEC requirements.

For more information regarding our Insider Trading Policy, see “Executive Compensation – Compensation Discussion and Analysis – Insider Trading Policy.”

DIRECTOR COMPENSATION

Director Compensation Program

Our Compensation Committee periodically reviews the compensation of directors and committee members and chairpersons. Director compensation is set by our Board based upon the recommendation of our Compensation Committee. Compensation consists of a combination of cash and equity. A substantial portion of director compensation is equity-based to assist in aligning directors’ interests with the long-term interests of stockholders of the Company.

The equity component of our director compensation consists of an annual grant of restricted stock, made shortly after each annual meeting of stockholders and pursuant to the Crown Crafts, Inc. 2021 Incentive Plan (the “2021 Plan”), with a target value of $100,000, which value is subject to review and adjustment upon recommendation of our Compensation Committee and approval of our Board. This grant of restricted stock vests upon the earlier of: (i) the one-year anniversary of the grant date; and (ii) the date immediately preceding the date of the annual meeting of stockholders which is held in the year after the grant year. The number of shares of Common Stock constituting the annual grant is determined by dividing the target value of the annual grant by the average closing price of the Common Stock as reported on Nasdaq for the twenty trading days prior to the date of the immediately preceding annual meeting of stockholders.

Upon recommendation of our Compensation Committee and approval of our Board, the annual cash retainer for our non-employee directors was increased from $50,000 to $60,000 per year, effective April 1, 2025. Except for this increase, director compensation for our non-employee directors for fiscal year 2026 has not changed from fiscal year ended March 30, 2025 (the “fiscal year 2025”).

The table below sets forth the compensation program approved by our Board for our non-employee directors for fiscal year 2026.

Annual Cash Retainer/Fee (paid monthly)		Position
$60,000	Annual Retainer	Board Members
$50,000	Supplemental Annual Retainer	Non-Executive Chairman of the Board
$20,000	Annual Chair Fee	Audit Committee Chair
$10,000	Annual Chair Fee	Compensation Committee Chair
$ 5,000	Annual Chair Fee	Nominating, Governance and Ethics Committee Chair
$ 5,000	Annual Chair Fee	Capital Committee Chair
$ 1,000	Meeting Fee Per Committee Meeting Attended or Committee Work Session Attended*	Each Committee Member
Annual Equity Retainer

For fiscal year 2026, on August 14, 2025, each non-employee director received a grant of 34,944 shares of restricted Common Stock with a grant date value equal to $101,687, based on the closing price of the Common Stock as reported on Nasdaq on the date of grant of $2.91 per share. The number of shares issued was determined by dividing $100,000 by the average closing price of the Common Stock as reported on Nasdaq for the twenty trading days prior to the date of the 2025 Annual Meeting, which was $2.86 per share. The shares of restricted stock vest upon the earlier of: (i) August 14, 2026; and (ii) the date immediately preceding the date of the Annual Meeting.

*No meeting fees are paid for Board meeting attendance.

Directors who are employees of the Company or its subsidiaries do not receive any compensation for their service as directors.

Director Compensation Table

The table below sets forth information regarding compensation earned by or paid to our non-employee directors for fiscal year 2026.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	All Other Compensation	Total
Michael Benstock	$83,000	$101,687	-	$184,687
Zenon S. Nie	$138,000	$101,687	-	$239,687
Donald Ratajczak	$91,000	$101,687	-	$192,687
Patricia Stensrud	$76,000	$101,687	-	$177,687

(1)	Includes fees earned in fiscal year 2026 and paid in fiscal year 2026 and the fiscal year ending March 28, 2027 (the “fiscal year 2027”).

(2)

Stock awards consist of awards of restricted stock granted pursuant to the 2021 Plan on August 14, 2025. The dollar amounts reported in the table above reflect the aggregate grant date fair value of these shares computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation (“FASB ASC 718”), using the closing price of Common Stock of $2.91 per share as reported on Nasdaq on the date of grant. Assumptions used in the calculation of these amounts are included in Note 10 to the Company’s audited consolidated financial statements for fiscal year 2026, included in the 2026 Form 10-K. These amounts may not correspond to the actual value that will be recognized by the directors. The shares vest upon the earlier of: (i) August 14, 2026; and (ii) the date immediately preceding the date of the Annual Meeting. These shares are the only unvested shares of Common Stock held by the non-employee directors as of June 26, 2026.

Stock Ownership Guidelines

Our Board believes the Company’s directors should have a meaningful stake in the ownership of the Company in order to align their interests with those of stockholders. To further that objective, our Board has adopted minimum stock ownership guidelines for directors whereby directors are expected to hold, by the end of the fifth anniversary of being elected to our Board, shares of Common Stock having a value equal to not less than three times their annual cash retainer. As of the end of fiscal year 2026, all our directors have met or exceeded, or are in line to meet or exceed, their required ownership levels before their fifth anniversary of being elected to our Board.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board is currently composed of five members. Our Board is divided into three classes, which shall be as equal in number as possible, and currently consists of one Class I director (Olivia W. Elliott) with a term expiring at the 2028 Annual Meeting, two Class II directors (Zenon S. Nie and Michael Benstock) with a term expiring at the 2027 Annual Meeting, and two Class III directors (Donald Ratajczak and Patricia Stensrud) with a term expiring at the Annual Meeting. At each annual meeting of stockholders, directors are elected to our Board to serve until the third ensuing annual meeting of stockholders and until their successors are elected and qualified or until their earlier death, resignation or removal from office. This classification of our Board may have the effect of delaying or preventing changes in control of our company.

Director Nominees

Our Board, upon recommendation of our Nominating, Governance and Ethics Committee, has nominated for election at the Annual Meeting, each of Ixchell C. Duarte and Tatiana G. Ferreira to serve as a Class III director until the 2029 Annual Meeting and until her successor is elected and qualified or until her earlier death, resignation or removal from office. For information concerning Ms. Duarte and Ms. Ferreira, see “Board of Directors and Corporate Governance – Director Nominees” and “Board of Directors and Corporate Governance – Qualifications of Directors and Director Nominees.”

If you properly grant your proxy and submit it to the Company in time to vote, the proxy holder will vote your shares “FOR” the election of each of Ixchell C. Duarte and Tatiana G. Ferreira as a Class III director, unless you have specifically indicated by proper proxy that your shares should be withheld from voting for either Ixchell C. Duarte or Tatiana G. Ferreira, or both. Proxies cannot be voted at the Annual Meeting for a greater number of persons than the number of nominees named.

Recommendation of the Board of Directors

Our Board unanimously recommends a vote “FOR” each of the Class III director nominees named above. Proxies will be voted “FOR” the election of these director nominees unless otherwise specified.

EXECUTIVE COMPENSATION

Executive Officers

Executive officers of the Company are elected or appointed by our Board and hold office until their successors are elected or until their earlier death, resignation or removal, subject to the terms of applicable employment agreements. See “Executive Compensation – Compensation Discussion and Analysis – Employment, Severance and Compensation Arrangements.” The executive officers of the Company as of the date of this Proxy Statement are as follows:

Name, Age and Term as Executive Officer	Position	Biographical Information
Olivia W. Elliott, 57 Executive Officer since 2008	President and Chief Executive Officer

Ms. Elliott has served as the Company’s President and Chief Executive Officer since March 1, 2022, after serving as the Company’s President and Chief Operating Officer since January 2021, and the Company’s Vice President and Chief Financial Officer since September 2008. She continued to serve as the Company’s Chief Financial Officer until February 2021. She joined the Company in November 2001 as Secretary and Treasurer. She began her career in public accounting in 1991 with Deloitte & Touche LLP, where she worked for more than three years, after which she worked for seven years in finance and treasury functions with two public companies. She is a Certified Public Accountant. She has served as a director since May 1, 2022.

Claire K. Spencer, 36 Executive Officer since June 30, 2025	Vice President, Chief Financial Officer and Corporate Secretary

Ms. Spencer has served as the Company’s Vice President since June 16, 2025 and as the Company’s Chief Financial Officer and Corporate Secretary since June 30, 2025. Ms. Spencer served from July 2021 through June 2025 as Director of SEC Reporting for H&E Equipment Services, Inc., a Nasdaq-listed equipment rental company (“H&E”). She began her career in public accounting in 2013 with KPMG, where she served in audit roles for various public companies from October 2013 to May 2017 and then worked as a Financial Reporting Manager for HRI Properties, LLC, a real estate development company, from May 2017 to June 2019 and at H&E Equipment Services, Inc. from July 2019 to July 2021 before being promoted to Director. Ms. Spencer earned a Master of Science in Accounting and a Bachelor of Business Administration in Accounting from Southern Methodist University. She is a member of the American Institute of Certified Public Accountants as well as both the Texas and Louisiana Society of Certified Public Accountants.

Compensation Discussion and Analysis

Our Compensation Committee has overall responsibility for establishing, implementing and monitoring the Company’s compensation structure, policies and programs. Our Compensation Committee oversees the design and implementation of strategic compensation programs for the Company’s executive officers and is responsible for assessing and approving the total compensation paid to our Chief Executive Officer and our Chief Executive Officer’s compensation recommendations for other executive officers and for determining whether the compensation paid under the Company’s programs is fair, reasonable and competitive. Our Compensation Committee Chair regularly reports to our Board on Compensation Committee actions and recommendations. Our Compensation Committee has authority to directly retain (at the Company’s expense) outside counsel, compensation consultants and other advisors to assist as needed.

The individuals who served as our Chief Executive Officer and Chief Financial Officer during fiscal year 2026, as well as the other individuals included in “Executive Compensation – Compensation Tables - Summary Compensation Table”, are referred to individually, as a “named executive officer,” and collectively, as the “named executive officers.” With respect to our named executive officers, this Compensation Discussion and Analysis identifies the Company’s current compensation philosophy and objectives and describes the various methodologies, policies and practices for establishing and administering the compensation programs of our named executive officers.

Compensation Philosophy and Objectives

Our Compensation Committee believes that the most effective executive compensation programs are those that align the interests of our executive officers with those of our stockholders. Our Compensation Committee further believes that a properly structured compensation program will attract and retain talented individuals and motivate them to drive stockholder value and achieve specific short- and long-term strategic objectives and that a significant percentage of executive pay should be based on the principle of pay-for-performance. However, our Compensation Committee also recognizes that the Company must maintain its ability to attract highly talented executives.

Our executive compensation program is designed to provide:

•	Levels of base compensation that are competitive with comparable companies;

•	Annual incentive compensation that varies in a manner consistent with the achievement of individual performance objectives and financial results of the Company;

•	Long-term incentive compensation that focuses executive efforts on building stockholder value through meeting longer-term financial and strategic goals; and

•	Executive benefits that are meaningful and competitive with comparable companies.

In designing and administering our executive compensation program, our Compensation Committee attempts to strike an appropriate balance among these various elements. Our Compensation Committee considers the pay practices of comparable companies to determine the appropriate pay mix and compensation levels. With respect to performance-based pay, our Compensation Committee believes that executive compensation should be closely tied to the financial and operational performance of the Company, as well as to the individual performance and responsibility level of our named executive officers. Our Compensation Committee also believes that our executive compensation program should include a significant equity-based component because it best aligns the executives’ interests with those of our stockholders. For purposes of retention, our Compensation Committee believes that the equity-based component should have meaningful conditions to encourage valued employees to remain in the employ of the Company. Finally, our Compensation Committee also considers other forms of executive pay as a means to attract, retain and motivate highly qualified executives.

Methodology for Establishing Compensation

Roles of Our Compensation Committee and Our Chief Executive Officer

Our Compensation Committee is comprised of three independent directors, all of whom satisfy Nasdaq listing requirements and relevant SEC regulations. There are no interlocking relationships between any member of our Compensation Committee and any of our executive officers. None of our Compensation Committee members is an officer, employee or former officer or employee of the Company.

Our Compensation Committee is responsible for all compensation decisions for our Chief Executive Officer and other named executive officers. Our Chief Executive Officer annually reviews the performance of the other named executive officers, including consideration of market pay practices of comparable companies in conjunction with both Company and individual performance. The conclusions and recommendations of our Chief Executive Officer are presented to our Compensation Committee for approval. Our Compensation Committee has absolute discretion as to whether it approves the recommendations of our Chief Executive Officer or makes adjustments, as it deems appropriate.

Role of the Compensation Consultant

As discussed above, our Compensation Committee has the authority to directly retain (at the Company’s expense) the services of independent consultants and other experts to assist in fulfilling its responsibilities. Our Compensation Committee did not retain the services of any independent consultant during fiscal year 2026.

In March 2024, our Compensation Committee retained Frederick W. Cook & Co. (“FW Cook”) as its independent compensation consultant to review and assess the target pay opportunities of our named executive officers from a competitive standpoint. Prior to retaining FW Cook, our Compensation Committee: (i) reviewed independence of FW Cook as contemplated by our Compensation Committee’s charter and applicable rules of Nasdaq and the SEC; and (ii) affirmatively determined that FW Cook qualified as independent under the applicable rules and that FW Cook’s work for our Compensation Committee did not raise any conflicts of interest. FW Cook has not provided any services to the Company other than services for our Compensation Committee.

During the course of its 2024 engagement, FW Cook met informally with our Compensation Committee Chair and attended meetings of our Compensation Committee, including executive sessions from time to time without any members of management present. Our Compensation Committee authorized FW Cook to interact with management on behalf of our Compensation Committee as needed in connection with advising our Compensation Committee.

With respect to the fiscal year ended March 31, 2024 (the “fiscal year 2024”), FW Cook reviewed and assessed the target pay opportunities of our named executive officers from a competitive standpoint using third-party general industry survey data, which was size-adjusted to reflect the corporate and business unit revenue responsibility of each named executive officer. FW Cook endeavored to identify a peer group of similarly-sized, publicly traded competitors; however, FW Cook determined that a reliable peer group could not be identified.

In connection with its assessment, FW Cook reviewed the following elements of compensation: (i) base salary; (ii) target total cash compensation, which is equal to base salary plus target short-term incentive opportunity (“Target TCC”); and (iii) target total direct compensation, which is Target TCC plus the target long-term incentive opportunity (“Target TDC”). In March 2024, FW Cook presented to our Compensation Committee an analysis of projected fiscal year 2025 base salary, target short-term incentive opportunities (as a percentage of base salary), Target TCC, annual target long-term incentive awards and annual Target TDC for our named executive officers benchmarked against the 25th, median and 75th percentiles of similar positions in the third-party general industry survey data. This benchmarking analysis reflected that: (i) each of Ms. Elliott and Craig J. Demarest, who served as our Vice President, Chief Financial Officer and Corporate Secretary until June 30, 2025, was below the market 25th percentile with respect to each of base salary, Target TCC and Target TDC; and (ii) Donna E. Sheridan, whose served as President and Chief Executive Officer of NoJo until October 27, 2025, was within the competitive range of the market median with respect to each of base salary, Target TCC and Target TDC.

Based upon our Compensation Committee’s assessment of our named executive officer’s overall performance and our Compensation Committee’s evaluation of the benchmarking analysis supplied by FW Cook in March 2024, our Compensation Committee:

•	Increased the annual base salary for Ms. Elliott from $400,000 to $440,000 effective for fiscal year 2026, and for Mr. Demarest from $253,200 to $280,000 effective for fiscal year 2025; and

•

Granted under the 2021 Plan to (i) Ms. Elliott, 125,000 restricted shares of Common Stock, which vest on March 26, 2028; (ii) Mr. Demarest, 25,000 restricted shares of Common Stock, which were originally scheduled to vest on March 26, 2027; and (iii) Ms. Sheridan, 5,000 restricted shares of Common Stock, which were originally scheduled to vest on March 26, 2028.

The base salary increases for Ms. Elliott and Ms. Demarest described above aligned each of their respective base salaries with the market 25th percentile in the third-party general industry survey data presented by FW Cook in March 2024. Although our Compensation Committee considered the advice and recommendations of FW Cook, our Compensation Committee ultimately made its own decision about the compensation matters described above.

In connection with Mr. Demarest’s retirement from the Company, our Compensation Committee accelerated the vesting of a portion of his restricted stock award described above. See “Executive Compensation - Employment, Severance and Compensation Arrangements – Former Executives - Craig J. Demarest.”

In connection with the termination of Ms. Sheridan’s employment on November 30, 2025, her restricted stock award described above was forfeited. See “Executive Compensation - Employment, Severance and Compensation Arrangements – Former Executives – Donna E. Sheridan.”

The Elements of Compensation

Total direct compensation includes cash, in the form of base salary and annual incentives, and long-term equity incentives. Our Compensation Committee evaluates the mix between these three elements based on the pay practices of comparable companies.

Our Compensation Committee reviews aggregate compensation data for each officer position from comparable companies based primarily on company size, as measured through annual revenue, market capitalization and other financial measures. Although our Compensation Committee also considers other relevant survey data, including that provided by FW Cook, our Compensation Committee particularly focuses on the compensation practices of such comparable companies in considering compensation levels for our Chief Executive Officer and the other named executive officers. Our Compensation Committee considers the opinions and recommendations of our Chief Executive Officer and outside advisers and strives to be fully informed in its determination of the appropriate compensation mix and award levels for the named executive officers. All compensation decisions take into consideration our Compensation Committee’s guiding principles of fairness to employees, retention of talented executives and fostering improved Company performance, which it believes will ultimately benefit our stockholders. With respect to our named executive officers, the following table and text describe in greater detail the objectives and policies behind the various elements of the compensation mix.

Component	Type	Objectives
Base Salary	Fixed	• Attract and retain executives • Compensate executive for level of responsibility and experience
Annual Incentive Bonus	Variable	• Reward meaningful contributions to the Company’s profitability • Reward achievement of the Company’s annual financial and operational goals • Promote accountability and strategic decision-making
Long-Term Incentive Awards	Variable

•  Align management and stockholder goals by linking management compensation to stock price over extended period

•  Encourage long-term, strategic decision-making

•  Reward achievement of long-term company performance goals

•  Promote accountability

•  Retain key executives

Broad-Based Benefits Programs	Fixed	• Foster the health and well‑being of executives • Attract and retain executives • Reward employee loyalty and long-term service

Base Salary

It is the Company’s philosophy that employees be paid a base salary that is competitive with the salaries paid by comparable organizations based on each employee’s experience, performance and geographic location. Generally, the Company has chosen to position cash compensation at a level to remain competitive in order to attract and retain executive talent. The allocation of total cash between base salary and incentive bonus awards is based on a variety of factors. Our Compensation Committee considers a combination of the executive’s performance, the performance of the Company and the individual business or corporate function for which the executive is responsible, the nature and importance of the position and role within the Company, the scope of the executive’s responsibility and the current compensation package in place for the executive, including the executive’s current annual salary and potential bonus awards under the Company’s short-term incentive plan. Our Compensation Committee generally evaluates executive salaries annually.

Annual Incentive Bonus

The Company intends to continue its strategy of compensating our named executive officers through programs that emphasize performance-based incentive compensation. The Company’s short-term incentive compensation program is designed to recognize and reward executive officers and other employees who contribute meaningfully to the Company’s profitability and increase in stockholder value.

In general, the funding of the annual incentive bonus pool is dependent upon earnings before interest, taxes, depreciation and amortization (after deducting incentive compensation) of the Company and its subsidiaries. If the plan is fully funded, then each named executive officer has the ability to receive the target bonus payout. The percentage of the target bonus actually paid to each named executive officer depends on the goal attainment levels. The threshold level of performance for funding the bonus pool is 90% of target, at which point the annual bonus pool is 5% funded.

For fiscal year 2026, the Company and its subsidiaries achieved less than the minimum level of the performance target. Accordingly, the bonus pool was not funded and no bonuses were paid.

Long-Term Incentive Awards

Long-term incentive awards are the third component of the Company’s total compensation package. Our Compensation Committee believes that equity-based compensation ensures that the Company’s officers have a continuing stake in the long-term success of the Company. The Company’s officers and certain other employees may participate in the 2021 Plan, which provides for grants of equity incentive awards, including stock options, stock units, stock awards, stock appreciation rights and other stock-based awards. Awards may be granted under the 2021 Plan from time to time until August 20, 2031, unless the 2021 Plan is otherwise amended, terminated or replaced prior to that date. Our Compensation Committee approves all awards under the 2021 Plan and acts as the administrator of the 2021 Plan. As administrator, our Compensation Committee has the authority to: (i) grant awards; (ii) designate participants; (iii) determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; (iv) establish, adopt or revise any plan, program or policy for the grant of awards as it may deem necessary or advisable; (v) establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2021 Plan; and (vi) make all other decisions and determinations that may be required under the 2021 Plan. Accordingly, our Compensation Committee may, from time to time, grant awards under the 2021 Plan to our named executive officers in accordance with the terms of the 2021 Plan and our Compensation Committee’s authority thereunder.

Award levels under the 2021 Plan are determined based on the compensation practices of comparable companies. Historically, long-term incentive awards have been targeted at the median of the compensation of comparable companies with appropriate adjustments for individual and Company performance, although recent past awards have generally been below market levels. Stock options granted under the 2021 Plan vest and become exercisable over terms determined by the Compensation Committee, have a ten-year term and have an exercise price equal to the fair market value of Common Stock on the date of grant; restricted stock awards have been subject to cliff vesting on the first, second or third anniversary of the date of grant. In the case of restricted stock, the shares are held by the Company’s transfer agent in escrow until restrictions lapse and the participant pays taxes on the value of the shares. Participants are entitled to vote their shares and are entitled to any dividends payable on their restricted stock once the vesting restrictions lapse. Restricted stock cannot be sold or transferred until the shares vest. Should a named executive officer leave the Company prior to the completion of the applicable vesting schedule, the unvested portion of the grant is forfeited. Long-term incentive awards are made considering the totality of the circumstances and not necessarily based on one or more specified performance metrics.

See “Executive Compensation – Compensation Discussion and Analysis - Other Compensation Program Aspects – Equity Grant Practices.”

Broad-Based Benefits Programs

Our named executive officers are entitled to participate in the benefits programs that are available to all full-time employees. These benefits include health, dental, vision, disability and life insurance, paid vacation and Company contributions to a 401(k) profit-sharing retirement plan. The Company’s 401(k) plan provides for matching contributions by the Company in an amount equal to 100% of the first 2% of employee compensation deferred, plus 50% of the next 3% of employee compensation deferred. All employees age 18 and older are eligible to participate in the plan after two months of service.

Evaluation of Chief Executive Officer Compensation and Executive Performance

Compensation of Our Chief Executive Officer

Our Compensation Committee meets with the other independent directors each year in an executive session to evaluate the performance of our Chief Executive Officer. Our Compensation Committee does not confer with our Chief Executive Officer or any other members of management when setting the Chief Executive Officer’s base salary. Our Compensation Committee does not rely solely on predetermined formulas or a limited set of criteria when it evaluates the performance of our Chief Executive Officer and our other named executive officers.

Compensation of Our Other Named Executive Officers

Our Chief Executive Officer met with our Compensation Committee to review her compensation recommendations for our other named executive officers for fiscal year 2026. She described the findings of her performance evaluation of all such persons and provided the basis of her recommendations with our Compensation Committee, including the scope of each person’s duties, oversight responsibilities and individual objectives and goals against results achieved. In its analysis of our other named executive officers, our Compensation Committee applied the same rationale to this group as it applied when considering our Chief Executive Officer’s base salary.

Administrative Policies and Practices

To evaluate and administer the compensation programs of our Chief Executive Officer and other named executive officers, our Compensation Committee meets periodically each year in conjunction with regularly scheduled Board meetings. Our Compensation Committee also holds special meetings and meets telephonically to discuss extraordinary items.

Employment, Severance and Compensation Arrangements

Olivia W. Elliott

Ms. Elliott has served as our President and Chief Executive Officer since March 1, 2022. Ms. Elliott has an employment agreement with the Company, which was amended and restated as of June 13, 2023 and renews automatically on a daily basis unless either party gives the other party two years’ advance notice of non-renewal.

Ms. Elliott’s employment agreement provides for an annual salary, subject to annual review and upward adjustment, and cash bonuses based on the Company’s achievement of performance criteria established by our Board, as well as other benefits under programs adopted by the Company from time to time. The employment agreement also provides Ms. Elliott with certain benefits upon the termination of her employment.  See “ Executive Compensation — Potential Payments Upon Termination or Change in Control.”

Ms. Elliott’s employment agreement contains certain restrictive covenants that limit Ms. Elliott’s ability to: (i) compete with the Company through the period of her employment and, in certain circumstances, for up to two years after the termination of the agreement; or (ii) solicit any employee or customer of the Company through the period of Ms. Elliott’s employment and continuing until two years after the termination of the agreement. Additionally, the agreement also includes covenants that, during her employment and thereafter, limit Ms. Elliott’s ability to divulge certain confidential information concerning the Company.

Claire K. Spencer

Ms. Spencer has served as our Chief Financial Officer and Corporate Secretary since June 30, 2025, and our Vice President since June 16, 2025. Ms. Spencer has an employment agreement with the Company dated June 16, 2025, which provides for an initial term expiring June 30, 2026. However, beginning on July 1, 2025 and continuing on the first day of each calendar month thereafter, such term will be extended automatically for one additional calendar month so that the term of the employment agreement will always be for one full year as of the commencement of each calendar month, unless either the Company or Ms. Spencer provides notice to the other at any time that the term shall not be further extended and will terminate at the end of the one-year period following such notice.

Under the employment agreement, Ms. Spencer: (i) receives a minimum base salary of $250,000.00, subject to salary increases at the discretion of our Board or a committee thereof; and (ii) is eligible to receive, with respect to each fiscal year of the Company during the term of the employment agreement, an annual bonus of up to 40% of her base salary at target performance and up to 60% of her base salary at maximum performance, pursuant to the Company’s bonus plan for its highly compensated employees, which bonus plan shall be based on the Company’s annual EBITDA targets, provided, however, that the specific terms of the bonus plan shall be in the discretion of our Board or a committee thereof.

The employment agreement also provides Ms. Spencer with certain benefits upon the termination of her employment. These benefits are discussed under “ Executive Compensation — Potential Payments Upon Termination or Change in Control.”

Ms. Spencer’s employment agreement contains one-year post-employment non-competition provisions, one-year post-employment customer non-solicitation provisions and one-year post-employment employee non-solicitation provisions. Additionally, the employment agreement also includes covenants that, during her employment and thereafter, limit her ability to divulge certain confidential information concerning the Company.

Craig J. Demarest

Mr. Demarest served as our Vice President and Chief Financial Officer from February 22, 2021, through June 30, 2025, pursuant to his employment agreement with the Company dated February 22, 2021. Mr. Demarest retired from all positions he held with the Company effective June 30, 2025, and terminated his employment with the Company on July 2, 2025.

In connection with Mr. Demarest’s retirement, our Compensation Committee accelerated the vesting of Mr. Demarest’s restricted stock award, consisting of 25,000 shares of Common Stock granted on March 26, 2024, which was originally scheduled to vest in its entirety on March 26, 2027, so that 10,571 shares of Common Stock vested on July 2, 2025. The number of shares for which vesting was accelerated represents the pro rata portion of the award based on the number of days Mr. Demarest was employed during the vesting period. On July 2, 2025 (the last day of Mr. Demarest’s employment with the Company), the remaining 14,429 shares of Common Stock subject to the award were forfeited.

In accordance with the terms of his employment agreement, the Company paid to Mr. Demarest salary accrued through July 2, 2025, plus credit for any vacation earned but not taken or paid through such date. See “Executive Compensation — Compensation Tables – Summary Compensation Table” and “Executive Compensation — Potential Payments Upon Termination or Change in Control — Former Executives — Craig J. Demarest.”

Under Mr. Demarest’s employment agreement, during his employment, he: (i) received a minimum base salary, subject to annual review and upward adjustment; (ii) was eligible to receive a target bonus of up to 40% of his base salary amount and as much as 60% of his base salary amount if certain earnings goals were met; and (iii) was entitled to receive other benefits under programs adopted by the Company from time to time.

Mr. Demarest’s employment agreement contains one-year post-employment non-competition provisions, one-year post-employment customer non-solicitation provisions and one-year post-employment employee non-solicitation provisions. Additionally, the employment agreement also includes covenants that, during his employment and thereafter, limit his ability to divulge certain confidential information concerning the Company.

Donna E. Sheridan

Ms. Sheridan served as President and Chief Executive Officer of NoJo from January 18, 2019, through October 27, 2025, pursuant to an employment agreement with NoJo dated January 18, 2019. As part of consolidating its internal operations, the Company terminated Ms. Sheridan from her positions as NoJo’s President and Chief Executive Officer effective October 27, 2025, and terminated her employment with NoJo effective November 30, 2025.

In connection with the termination of Ms. Sheridan’s employment and in accordance with her employment agreement, the Company paid to Ms. Sheridan: (i) any accrued but unpaid salary through November 30, 2025, plus credit for any vacation earned but not taken; and (ii) equal installment payments in accordance with normal payroll practices, which are in the aggregate equal to the sum of (a) her salary (at the rate in effect as of the date of termination) and (b) the highest annual bonus paid or payable to her in respect of any of the three full fiscal years ended immediately prior to November 30, 2025. See “Executive Compensation — Compensation Tables – Summary Compensation Table” and “ Executive Compensation — Potential Payments Upon Termination or Change in Control — Former Executives — Donna E. Sheridan.”

Under Ms. Sheridan’s employment agreement, during the term of her employment, she: (i) received an annual salary, subject to annual review and upward adjustment; (ii) was eligible to receive cash bonuses based on the Company’s achievement of performance criteria established by our Compensation Committee; and (iii) was entitled to receive other benefits under programs adopted by the Company from time to time.

Ms. Sheridan’s employment agreement contains one-year post-employment non-competition provisions, one-year post-employment customer non-solicitation provisions and one-year post-employment employee non-solicitation provisions. Additionally, the employment agreement also includes covenants that, during her employment and thereafter, limit Ms. Sheridan’s ability to divulge certain confidential information concerning the Company.

Other Compensation Program Aspects

Stock Ownership Guidelines

Our Board believes our Chief Executive Officer and Chief Financial Officer should have a meaningful stake in the ownership of the Company in order to align their interests with those of stockholders. To further that objective, our Board has adopted minimum stock ownership guidelines whereby (i) our Chief Executive Officer is expected to hold, by the end of the fifth anniversary of being appointed, shares of Common Stock having a value equal to not less than two times our Chief Executive Officer’s annual salary; and (ii) our Chief Financial Officer is expected to hold, by the end of the fifth anniversary of being appointed, shares of Common Stock having a value equal to not less than the amount of our Chief Financial Officer’s annual salary. As of the end of fiscal year 2026, each of our Chief Executive Officer and Chief Financial Officer have met or exceeded, or are in line to meet or exceed, their required ownership levels before their fifth anniversary of being appointed.

Neither our Board nor our Compensation Committee has implemented stock ownership guidelines for other officers. Our Compensation Committee, however, continues to periodically review best practices and re-evaluate whether additional stock ownership guidelines are consistent with the compensation philosophy of the Company and with the interests of our stockholders.

Insider Trading Policy

Our Board has adopted an Insider Trading Policy that governs the purchase, sale and/or dispositions of our securities by our directors, officers and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as NASDAQ listing standards. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended March 30, 2025 (the “2025 Form 10-K”)

Under our Insider Trading Policy, no Board member or any officer or other employee (or any other person designated by the policy or by our Compliance Officer as subject to the policy) who is aware of material nonpublic information relating to the Company may, directly or indirectly through family members or other persons or entities:

•	Engage in transactions in our securities, except as otherwise specified in the policy;

•	Recommend the purchase or sale of any of our securities;

•

Disclose material nonpublic information about us to other persons, including friends, business associates and investors, unless any such disclosure is made in accordance with our policies regarding the protection, or authorized external disclosure, of such information; or

•	Assist anyone engaged in any of the above activities.

In addition, no Board member or any officer or other employee (or any other person designated by the policy or by our Compliance Officer as subject to the policy) who, in the course of working for us, learns of material nonpublic information about a company with which we do business, including one of our customers or suppliers, may trade in that company’s securities until the information becomes public or is no longer material.

To further ensure adherence with our Insider Trading Policy, procedures applicable to our Board members and officers have been established for blackout periods with respect to quarterly trading restrictions as well as event-specific trading restriction periods. Our Insider Trading Policy provides guidance as to what constitutes material information and when information becomes public. Our Insider Trading Policy also addresses transactions by family members and controlled entities.

Our Insider Trading Policy prohibits: (i) short-term trading in our securities; (ii) short selling our securities; (iii) transactions in put options, call options or other derivative securities; (iii) hedging or monetization transactions with respect to our securities; and (iv) holding our securities in a margin account or otherwise pledging our securities as collateral for a loan.

Our Insider Trading Policy also provides guidelines on the adoption of Rule 10b5-1 trading plans by our Board members and officers and other employees of the Company and its subsidiaries that are consistent with recently-approved SEC requirements.

Our Insider Trading Policy discusses the consequences of an insider trading violation and additional procedures applicable to our Board members and officers. Our Insider Trading Policy requires all persons subject to our Insider Trading Policy to provide written certification of their understanding of, and intent to comply with, the policy.

In addition, with regard to the Company trading in its own securities, it is our policy to comply with applicable laws, including without limitation Rule 10b5-1 under the Exchange Act, and the applicable exchange listing standards.

Clawback Policy

Our Board has adopted a Policy for Recovery of Erroneously Awarded Compensation as required under the SEC and Nasdaq rules. Under this policy, erroneously awarded incentive compensation paid to executives must be repaid to the Company in the event of an accounting restatement. A copy of our Policy for Recovery of Erroneously Awarded Compensation is filed as Exhibit 97.1 to the 2025 Form 10-K.

Equity Grant Practices

The Company does not have a written policy but has established a practice, as described below, with respect to the granting of equity awards. The Company’s practice regarding the granting of equity awards is intended to ensure compliance with applicable securities laws and to maintain the integrity of our compensation programs.

The determinations of equity awards for named executive officers for fiscal years 2024, 2025 and 2026, were made in the March prior to the commencement of each such fiscal year in order to align the timing of these determinations with the timing of finalizing the Company’s budget for such fiscal year and with our Compensation Committee’s assessment of the overall performance of the Company and our named executive officers for the fiscal year just concluding. Our Compensation Committee also approves grants for senior management at the time they approve grants of equity awards for our named executive officers following the same assessment methodology.

Our Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards, and the Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of compensation.

Annual equity grants for directors have traditionally occurred in connection with our annual meeting of stockholders, which is typically held in August of each year.

The Company does not currently grant, and did not grant in fiscal year 2026, stock options, stock appreciation rights or similar instruments with option-like features as part of any of our compensation programs.

Say-on-Pay

We most recently sought an advisory vote of our stockholders on the compensation of our named executive officers (“Say-on-Pay”) at our 2025 Annual Meeting. At such meeting, approximately 92% of votes were cast in favor of the compensation of our named executive officers. In addition, at that meeting our stockholders supported our Board’s recommendation to hold a Say-on-Pay vote every three years. After considering the results of these advisory votes, and our Board’s consideration of the appropriate frequency of a Say-on-Pay vote for the Company at this time, our Board determined that the Company will hold an advisory vote on the compensation of our named executive officers every three years. In determining the frequency of the Say-on-Pay vote, our Board considered the importance of receiving regular input from our stockholders on important issues, such as compensation policies and procedures. Our Board recognizes, however, that a well-structured compensation program should include plans that drive the creation of stockholder value over the long term and do not simply focus on short-term gains. Moreover, certain elements of compensation are structured over a multi-year period and the disclosure is made to cover several years.

The next Say-on-Pay vote will take place at our 2028 Annual Meeting. A Say-on-Pay vote is not binding on the Company, our Board or our Compensation Committee. Our Board and our Compensation Committee value the opinions of our stockholders and, to the extent there is any significant vote against the compensation of our named executive officers, we will consider our stockholders’ concerns and our Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with the Company’s management and, based on such review and discussions, has recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee: Zenon S. Nie (Chair) Michael Benstock Patricia Stensrud

Compensation Tables

Summary Compensation Table

The following table sets forth all compensation paid or accrued during fiscal year 2025 and the fiscal year 2026 to the named executive officers.

Name and Principal Position	Fiscal Year	Salary	Stock Awards		Option Awards	Non-Equity Incentive Compensation	All Other Compensation		Total
Olivia W. Elliott	2026	$440,000	$-		$-	$-	$35,379	(2)	$475,379
President and Chief Executive Officer	2025	$400,000	$477,500	(1)	$-	$-	$34,846		$912,346
Claire K. Spencer	2026	$192,308	$71,700	(3)	$-	$-	$5,822	(2)	$269,830
Vice President and Chief Financial Officer	2025	$-	$-		$-	$-	$-		$-
Craig J. Demarest	2026	$78,615	$-		$-	$-	$25,591	(2)	$104,206
Former Vice President and Chief Financial Officer	2025	$280,000	$-		$-	$-	$27,205		$307,205
Donna E. Sheridan	2026	$231,923	$-		$-	$-	$193,688	(2)	$425,611
Former President and Chief Executive Officer, NoJo	2025	$335,000	$9,100	(1)	$-	$201,000	$31,725		$586,825

(1)

Represents the aggregate grant date fair value of restricted stock granted in fiscal year 2025 computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 10 to the Company’s audited consolidated financial statements for fiscal year 2025, included in the 2025 Form 10-K.

(2)	Details on the amounts reported in the All Other Compensation column for fiscal year 2026 are set forth below:

Named Executive Officer	Automobile Allowance	401(k) Matching Contributions	Accrued and Unpaid Paid Time Off	Severance		All Other Compensation Total
Olivia W. Elliott	$23,000	$12,379	$-	$-		$35,379
Claire K. Spencer	$-	$5,048	$-	$-		$5,822
Craig J. Demarest	$4,857	$3,503	$17,231	$-		$25,591	(b)
Donna E. Sheridan	$13,846	$6,544	$8,375	$164,923	(a)	$193,688

(a)

Represents severance amount paid in fiscal year 2026 to Ms. Sheridan pursuant to her employment agreement. The remaining $384,603 of the severance amount payable under her employment agreement will be paid in fiscal year 2027, in accordance with normal payroll practices, subject to Ms. Sheridan’s compliance with the restrictive covenants set forth in her employment agreement. See “Executive Compensation – Potential Payments Upon Termination or Change in Control – Former Executives – Donna E. Sheridan.”

(b)

Excludes $30,550, which represents the value of 10,571 shares of restricted Common Stock, based on the closing price of the Common Stock as reported on the Nasdaq on July 2, 2025, of $2.89 per share. In connection with Mr. Demarest’s retirement, our Compensation Committee accelerated the vesting of Mr. Demarest’s restricted stock award, granted on March 26, 2024, which was originally scheduled to vest in its entirety on March 26, 2027, so that such 10,571 shares of restricted Common Stock vested on July 2, 2025. See “Executive Compensation — Potential Payments Upon Termination or Change in Control — Former Executives — Craig J. Demarest” and “Executive Compensation — Compensation Tables — Option Exercises and Stock Vested.”

(3)

Represents the aggregate grant date fair value of restricted stock granted in fiscal year 2026 computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 10 to the Company’s audited consolidated financial statements for fiscal year 2026, included in the 2026 Form 10-K.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding the outstanding equity awards held by the named executive officers at March 29, 2026, the last day of fiscal year 2026.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested (7)
Olivia W. Elliott	50,000	(1)	-	$7.11	1/4/2031	125,000	(2)	$330,000
	29,000	(3)	-	$7.98	6/9/2031	125,000	(4)	$330,000
Claire K. Spencer	-		-	-	-	15,000	(5)	$39,600
						10,000	(6)	$26,400
Craig J. Demarest	-		-	-	-	-		-
Donna E. Sheridan	-		-	-	-	-		-

(1)	Amounts shown are the number of shares underlying the options granted to the named executive officer on January 4, 2021.

(2)

Amount shown is the number of shares underlying a performance-based award granted on March 1, 2022. These shares are earned based upon achievement of stock price hurdles and shares earned will vest in three equal installments beginning on the date earned and on each of the first and second anniversaries of the date earned.

(3)	Amounts shown are the number of shares underlying the options granted to the named executive officer on June 9, 2021.

(4)	Amount shown is the number of shares of unvested stock granted on March 26, 2025. These shares vest on March 26, 2028.

(5)	Amount shown is the number of shares of unvested stock granted on June 16, 2025. These shares vest on June 16, 2027.

(6)	Amount shown is the number of shares of unvested stock granted on March 24, 2026. These shares vest on March 24, 2029.

(7)	Market values shown are based on the closing price of Common Stock of $2.64 per share as of March 27, 2026, as reported on Nasdaq.

Option Exercises and Stock Vested

During the fiscal year 2026, our named executive officers did not exercise any stock options. The following table sets forth information regarding the vesting of restricted stock for the named executive officers during fiscal year 2026.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting
Olivia W. Elliott	-	-	-		-
Claire K. Spencer	-	-	-		-
Craig J. Demarest	-	-	10,571	(1)	$30,550
Donna E. Sheridan	-	-	-		-

(1)

Reflects the value of shares of restricted Common Stock which vested on July 2, 2025, based on a closing price per share of the Common Stock of $2.89 on such date. The Company withheld an aggregate 3,103 shares of Common Stock to satisfy the tax withholding obligations incurred by Mr. Demarest upon the vesting of the shares.

Potential Payments Upon Termination or Change in Control

Each of the applicable agreements between the Company (which, for purposes of this discussion, includes NoJo in the case of Ms. Sheridan’s employment agreement) and our named executive officers requires the Company to make severance payments and provide severance benefits to the executive under certain circumstances if his or her employment with the Company is terminated other than for “cause” or for “good reason” (each as defined in the applicable agreement and discussed under “ Executive Compensation – Potential Payments Upon Termination or Change in Control — Definitions of Cause and Good Reason”) or upon the executive’s death or disability.

Our Compensation Committee has determined that the severance and change in control benefits discussed below are an important part of a competitive overall compensation arrangement for our named executive officers; consistent with the objective of attracting, motivating and retaining highly talented executives and important as a recruitment and retention device. Our Compensation Committee also has concluded that change in control benefits, where applicable, help to secure the continued employment and dedication of the applicable named executive officer, mitigate concern that such officer might have regarding such officer’s continued employment prior to or following a change in control and encourage independence and objectivity when considering possible transactions that may be in the best interests of the Company’s stockholders but may possibly result in the termination of such officer’s employment. Finally, our Compensation Committee has concluded that post-termination non-competition and non-solicitation covenants to which our named executive officers have agreed in their employment agreements in consideration for the Company providing the benefits discussed below are highly beneficial to the Company.

Our Compensation Committee has determined that the payment or provision of the benefits discussed below is consistent with competitive practices for positions at the level of our named executive officers. The potential amount of such benefits that an executive may receive in the event of a change in control, if any, did not influence our Compensation Committee’s decisions regarding other compensation elements due to the fact that a change in control may never occur during our named executive officer’s term of employment.

Current Executives

Olivia W. Elliott

Under Ms. Elliott’s employment agreement, if her employment is terminated by the Company without cause or by her for good reason within 60 days after an event that constitutes good reason, then the Company will pay Ms. Elliott an amount equal to two times the sum of: (i) Ms. Elliott’s base salary at the time of termination; plus (ii) the highest annual bonus paid or payable to Ms. Elliott in any of the three full fiscal years ended immediately prior to such termination, including any bonus or portion earned but deferred (and annualized for any fiscal year consisting of less than 12 full months) (such amount, the “Severance Amount”). The Company’s obligation to pay the Severance Amount: (a) will cease upon any breach by Ms. Elliott of the confidentiality provisions or restrictive covenants contained in her agreement; and (b) is subject to Ms. Elliott executing a release agreement within 50 days of such termination and not revoking such release during the revocation period specified therein.

If such termination occurs: (i) during the period beginning on the date of a change in control and ending 365 days after such change in control, then the Severance Amount will be paid in a single lump sum on the first regular payroll date to occur after the 60th day following the date of termination; and (ii) outside such period, then the Severance Amount shall be paid in approximately equal monthly installments during the 24-month period following such termination, commencing on the first regular payroll date to occur after the 60th day following such termination.

In addition, upon termination of her agreement by the Company without cause or by Ms. Elliott for good reason, she shall be entitled to each of the following:

•

For 24 months following such termination, the Company will pay to Ms. Elliott monthly payments for insurance reimbursement equal to the difference between the cost that would be incurred by Ms. Elliott if she and her eligible dependents elected to continue to participate in any Company employee benefit plan under COBRA, minus the amount that Ms. Elliott otherwise would have had to pay for such insurance coverage if she had remained employed by the Company during such period (less withholding for taxes and other similar items). The Company’s obligations to make such payments shall cease: (i) if Ms. Elliott becomes eligible to receive group health benefits under a program of a subsequent employer; or (ii) upon any breach by Ms. Elliott of the restrictive covenants contained in her agreement.

•

Any outstanding equity awards held by Ms. Elliott as of such termination: (i) shall vest with respect to time-based vesting conditions as of such termination; and (ii) shall vest with respect to any performance or other non-time based vesting requirements only to the extent provided in the applicable award agreement.

•

The Company will reimburse Ms. Elliott: (i) up to $20,000 for outplacement services during the 24 months following the termination of her employment; and (ii) up to $20,000 per year for job search expenses for each of: (a) the calendar year in which such termination occurs (or the following year if such termination occurs on or after December 1 of a calendar year); and (b) the calendar year following such year.

•

The Company will pay or provide to Ms. Elliott any other amounts or benefits required to be paid or provided, or which Ms. Elliott is eligible to receive, under any plan, program, policy or practice or agreement of the Company, including expense reimbursements and accrued but unused vacation.

Claire K. Spencer

Under Ms. Spencer’s employment agreement, if Ms. Spencer’s employment is terminated either by the Company without cause or by Ms. Spencer for good reason, then the Company will: (i) pay to Ms. Spencer, as severance, equal installment payments payable in accordance with the Company’s normal payroll practices and cycles, totaling the sum of her annual base salary as then in effect plus the highest annual bonus paid or payable to her in respect of any of the three full fiscal years ended immediately prior to the date of her termination; and (ii) pay to Ms. Spencer all salary accrued through the date of the termination, plus credit for any vacation earned but not taken, and any bonus earned for the prior fiscal year but not yet paid, as of the date of termination. In all other instances of termination of Ms. Spencer’s employment, including by the Company for cause, by Ms. Spencer without good reason or by reason of Ms. Spencer’s retirement, death or incapacity, the Company will pay to Ms. Spencer all salary accrued through the date of the termination, plus credit for any vacation earned but not taken or paid through the date of termination. All severance payments and additional rights provided to Ms. Spencer under her employment agreement (beyond Ms. Spencer’s compensation due through Ms. Spencer’s last day of employment) are subject to Ms. Spencer providing a general release of claims in favor of the Company and its subsidiaries and not revoking same, as contemplated by the employment agreement.

Former Executives

Craig J. Demarest

Mr. Demarest retired from all positions he held with the Company effective June 30, 2025, and terminated his employment with the Company on July 2, 2025. Pursuant to his employment agreement, no amounts were owed by the Company to Mr. Demarest in connection with his retirement other than salary accrued through July 2, 2025, plus credit for vacation earned but not taken or paid through the date of such termination.

In connection with Mr. Demarest’s retirement, our Compensation Committee accelerated the vesting of Mr. Demarest’s restricted stock award, consisting of 25,000 shares of Common Stock granted on March 26, 2024, which was originally scheduled to vest in its entirety on March 26, 2027, so that 10,571 shares of Common Stock vested on July 2, 2025. The number of shares for which vesting was accelerated represents the pro rata portion of the award based on the number of days Mr. Demarest was employed during the vesting period. The shares so vested had a value of $30,550, based on the closing price of the Common Stock as reported on the Nasdaq on July 2, 2025, of $2.89 per share. On July 2, 2025, the remaining 14,429 shares of Common Stock subject to the award were forfeited.

See “Executive Compensation — Compensation Tables – Summary Compensation Table” and “Executive Compensation — Compensation Tables — Option Exercises and Stock Vested.”

Donna E. Sheridan

As part of consolidating its internal operations, the Company terminated Ms. Sheridan from her positions as NoJo’s President and Chief Executive Officer effective October 27, 2025, and terminated her employment with NoJo effective November 30, 2025. Pursuant to her employment agreement and in connection with a termination without cause, the Company:

•	Paid to Ms. Sheridan her accrued but unpaid salary through November 30, 2025, plus credit for any vacation earned but not taken; and

•

Paid or will pay to Ms. Sheridan, equal installment payments in accordance with normal payroll practices, equal to the sum of (i) her salary (at the rate in in effect as of November 30, 2025) and (ii) the highest annual bonus paid or payable to her in respect of any of the three full fiscal years ended immediately prior to November 30, 2025. This sum totals $555,841, of which: (i) $185,280 was paid in fiscal year 2026; and (ii) $370,561 will be paid in fiscal year 2027 in accordance with normal payroll practices, subject to Ms. Sheridan’s compliance with the restrictive covenants set forth in her employment agreement. See “Executive Compensation — Compensation Tables – Summary Compensation Table.”

Definitions of Cause and Good Reason

Cause

For purposes of Ms. Elliott’s employment agreement, a termination of employment is for “cause” if she has been convicted of a felony or if the termination is evidenced by a resolution adopted in good faith by a majority of our Board that she: (i) intentionally and continually failed substantially to perform her reasonably assigned duties for a period of at least thirty days after a written notice of demand for substantial performance has been delivered to her; or (ii) intentionally engaged in illegal conduct or gross misconduct which results in material economic harm to the Company.

For purposes of Ms. Spencer’s employment agreement, “cause” exists if she: (i) is convicted of, pleads guilty or nolo contendere to, or confesses to any felony or any act of fraud, misappropriation, misrepresentation or embezzlement; (ii) has engaged in habitual substance abuse; or (iii) a resolution adopted in good faith by a majority of our Board finds that she (a) has engaged in any dishonest act to the material damage or prejudice to the Company or its subsidiaries or in any conduct materially damaging to their property, business or reputation, (b) has breached the terms of her employment agreement and fails, after notice, to timely cure such breach, (c) violates any rule, regulation or policy of the Company in any material respects and fails, after notice, to timely cure such violation, or (d) willfully and continually fails to substantially perform her duties and, fails, after notice, to timely cure such failure.

Good Reason

For purposes of Ms. Elliott’s employment agreement, “good reason” means a good faith determination by her that, without her consent, any one or more of the following events or conditions has occurred:

•

The assignment to her of any duties inconsistent with her position (including, without limitation, status, title and reporting requirements), authority, duties or responsibilities or any other action by the Company that results in a material diminution in her position, authority, duties or responsibilities;

•	A material reduction by the Company of her base salary as the same may be increased from time to time;

•	The Company requiring her to be based anywhere other than within 50 miles of her job location, except for reasonably required travel;

•	Any purported termination of her employment for cause by the Company which does not comply with the specified provisions governing a termination for cause; or

•	Any breach by the Company of any material provision of her agreement.

For purposes of Ms. Spencer’s employment agreement, “good reason” exists if, without her consent: (i) she is required to relocate or otherwise establish her principal daily work location more than 50 miles from her current principal work location (other than a change in such location to a location closer to her home residence); (ii) there is a material diminution in her authority, duties or responsibilities or assignment of duties inconsistent with her position; (iii) there is a material reduction by the Company of her base salary as the same may be increased from time to time other than a reduction that is of the same percentage as that imposed on all other named executive officers; or (iv) the Company materially breaches the employment agreement.

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between the compensation of our named executive officers (“NEOs”) and certain measures of the Company’s financial performance. Further information about our pay-for-performance philosophy and how we align executive compensation with our performance is provided under “Executive Compensation – Compensation Discussion and Analysis.”

Our Compensation Committee did not consider the information in this “Pay Versus Performance” section in making its pay decisions for any of the fiscal years shown below. Pursuant to SEC rules, the information in this “Pay Versus Performance” section shall not be deemed to be incorporated by reference into any filing made by the Company with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless expressly incorporated by specific reference into such filing.

Pay Versus Performance Table

The table below reflects compensation of our principal executive officer (“PEO”), who is our Chief Executive Officer, and the average compensation of our non-PEO NEOs, during fiscal years 2026, 2025 and 2024, both as reported in the “Total” column set forth in the “Summary Compensation Table” (the “SCT”) under “Executive Compensation – Summary Compensation Tables – Summary Compensation Table,” and with certain adjustments to reflect the “Compensation Actually Paid”, as defined under SEC rules. In addition, the table below provides the Company’s cumulative total shareholder return (“TSR”) and net income.

Fiscal Year	Summary Compensation Table Total for PEO(1)(3) ($)	Compensation Actually Paid to PEO(1)(5)(6) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(2)(4) ($)	Average Compensation Actually Paid to Non-PEO NEOs(2)(5)(7) ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(8) ($)	Net Income ($ Thousands)
2026	$475,379	$342,786	$266,549	$261,054	$59.10	$1,843
2025	$912,346	$770,695	$447,015	$390,490	$73.86	$(9,356)
2024	$430,820	$136,438	$418,436	$344,831	$95.07	$4,591

(1)	During fiscal years 2026, 2025 and 2024, our PEO was Olivia W. Elliott.

(2)

During fiscal year 2026, our non-PEOs NEOs consisted of Claire K. Spencer (who commenced employment on June 16, 2025), Craig J. Demarest (employed through July 2, 2025) and Donna E. Sheridan (employed through November 30, 2025). During fiscal years 2025 and 2024, our non-PEO NEOs consisted of Mr. Demarest and Ms. Sheridan.

(3)	Represents the total compensation of our PEO, as reported in the “Total” column of the SCT for the fiscal years presented.

(4)	Represents the average of the total compensation of each of our non-PEO NEOs, as reported in the “Total” column of the SCT for the fiscal years presented.

(5)

The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S‐K and do not reflect compensation actually earned, realized or received by the NEOs. Equity values are calculated in accordance with FASB ASC Topic 718. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(6)

The table below sets forth the adjustments made to the total compensation of our PEO, as reported in the “Total” column of the SCT for the fiscal years presented, to determine the Compensation Actually Paid to our PEO for each fiscal year presented.

Adjustments to Determine Compensation Actually Paid to PEO	Fiscal Year 2026	Fiscal Year 2025	Fiscal Year 2024
“Total” column as reported in SCT	$475,379	$912,346	$430,820
Deduction for amounts reported under the “Stock Awards” column in the SCT	$-	$(477,500)	$-
Deduction for amounts reported under the “Option Awards” column in the SCT	$-	$-	$-
Increase for fair value of awards granted during the year that remain unvested as of year end	$-	$461,250	$-
Increase for fair value of awards granted during year that vest during year	$-	$-	$-
Increase/deduction for change in fair value from prior year end to current year-end of awards granted prior to year that were outstanding and unvested as of year-end	$(132,593)	$(94,401)	$(291,000)
Increase/deduction for change in fair value from prior year end to vesting date of awards granted prior to year that vested during year	$-	$(31,000)	$(3,382)
Deduction of fair value of awards granted prior to year that were forfeited during year	$-	$-	$-
Increase based upon incremental fair value of awards modified during year	$-	$-	$-
Increase based on dividends or other earnings paid during year prior to vesting date of award	$-	$-	$-
Compensation Actually Paid to PEO	$342,786	$770,695	$136,438

(7)

The table below sets forth the adjustments made to the average total compensation of our non-PEO NEOs, as reported in the “Total” column of the SCT for the fiscal years presented, to determine the average Compensation Actually Paid to our non-PEO NEOs for each fiscal year presented.

Adjustments to Determine Average Compensation Actually Paid to Non-PEO NEOs	Fiscal Year 2026	Fiscal Year 2025	Fiscal Year 2024
Average “Total” column as reported in SCT	$266,549	$447,015	$418,436
Deduction for amounts reported under the “Stock Awards” column in the SCT	$(23,900)	$(9,550)	$(92,110)
Deduction for amounts reported under the “Option Awards” column in the SCT	$-	$-	$(4,606)
Increase for fair value of awards granted during the year that remain unvested as of year end	$22,000	$9,225	$101,490
Increase for fair value of awards granted during year that vest during year	$-	$-	$-
Increase/deduction for change in fair value from prior year-end to current year-end of awards granted prior to year that were outstanding and unvested as of year-end	$-	$(44,720)	$101,490
Increase/deduction for change in fair value from prior year-end to vesting date of awards granted prior to year that vested during year	$(3,371)	$(11,480)	$3,198)
Deduction of fair value of awards granted prior to year that were forfeited during year	$(224)	$-	$-
Increase based upon incremental fair value of awards modified during year	$-	$-	$-
Increase based on dividends or other earnings paid during year prior to vesting date of award	$-	$-	$-
Average Compensation Actually Paid to Non-PEO NEOs	$261,054	$390,490	$344,831

(8)

Assumes $100 invested in the Common Stock on April 3, 2023, and reinvestment of all dividends. TSR for fiscal year 2026 is for that year only. TSR for fiscal year 2025 is a two-year return from April 3, 2023 through March 30, 2025. TSR for fiscal year 2024 is a three-year return from April 3, 2023 through March 29, 2026.

Description of Relationship Between Compensation Actually Paid and Total Shareholder Return

The following chart sets forth the relationship between Compensation Actually Paid to the PEO, the average of Compensation Actually Paid to the Non-PEO NEOs and the Company’s cumulative TSR over the three most recently completed fiscal years.

Description of Relationship Between Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to the PEO, the average of Compensation Actually Paid to the Non-PEO NEOs and the Company’s net income during each of the three most recently completed fiscal years.

PROPOSAL 2 – APPROVAL OF CROWN CRAFTS, INC.

AMENDED AND RESTATED 2021 INCENTIVE PLAN

Our Board is seeking stockholder approval of the Crown Crafts, Inc. Amended and Restated 2021 Incentive Plan, which will amend and restate the Crown Crafts, Inc. 2021 Incentive Plan (referred to in this Proposal 2 as the “Current Plan”), if approved by our stockholders. In this Proposal 2, the “Amended Plan” refers to the Current Plan as amended and restated by the Crown Crafts, Inc. Amended and Restated 2021 Incentive Plan.

The primary purpose of the Amended Plan is to increase the share reserve under the Current Plan by 1,250,000 shares of Common Stock, from 1,200,000 shares to 2,450,000 shares. In addition, if our stockholders approve the Amended Plan, then the Amended Plan will continue in effect until the tenth anniversary of the date of such stockholder approval (which would be August 10, 2036, if approved at the Annual Meeting), unless earlier terminated as provided in the Amended Plan. See “Proposal 2 – Approval of Crown Crafts, Inc. Amended and Restated 2021 Incentive Plan - Termination of the Amended Plan.”

The Current Plan was originally adopted by our Board on June 8, 2021, to replace our 2014 Omnibus Equity Compensation Plan (the “2014 Plan”), and was approved by our stockholders and became effective on August 10, 2021. On June 22, 2026, our Board approved the Amended Plan, subject to approval by our stockholders at the Annual Meeting. Our Compensation Committee recommended that our Board approve the Amended Plan.

If the Amended Plan is approved by our stockholders at the Annual Meeting, then it will become effective as of the date of the Annual Meeting. If our stockholders approve the Amended Plan, then we intend to register after the Annual Meeting the additional 1,250,000 shares of Common Stock available for issuance under the Amended Plan by filing with the SEC a registration statement on Form S-8.

If the Amended Plan is not approved by our shareholders, then the share reserve under the Current Plan will not be increased and the Current Plan will remain in effect in accordance with its terms but our future ability to issue equity awards will be limited. See “Proposal 2 – Approval of Crown Crafts, Inc. Amended and Restated 2021 Incentive Plan - Need for Share Reserve Increase” and “Proposal 2 – Approval of Crown Crafts, Inc. Amended and Restated 2021 Incentive Plan - Consequences of Failing to Approve the Amended Plan” below.

Our executive officers and directors have an interest in this Proposal 2 because they will be eligible to receive equity awards under the Amended Plan, subject to the approval of our Compensation Committee.

Need for Share Reserve Increase

As of June 12, 2026, 125,504 shares of Common Stock remain available for issuance of new awards under the Current Plan. The primary purpose of the Amended Plan is to increase the share reserve by 1,250,000 shares of Common Stock.

Our Board does not believe that the number of shares of Common Stock which remains available for new awards under the Current Plan is sufficient in light of our compensation structure and strategy. Our Board believes that: (i) the share reserve increase contemplated by the Amended Plan will provide the flexibility we need to keep pace with our competitors and to continue to effectively recruit, motivate and retain the caliber of employees and directors essential for meeting our business objectives; and (ii) providing our key personnel with a proprietary interest in the growth and performance of our Company is crucial to stimulating, strengthening and aligning individual performance with stockholder value.

The 125,504 shares of Common Stock that remain available for issuance of new awards under the Current Plan represent approximately 1.2% of the total number of shares of Common Stock outstanding as of June 12, 2026. No additional shares can be issued under the 2014 Plan, and no additional shares have been permitted to be issued under the 2014 Plan since the Current Plan became effective on August 10, 2021. As of June 12, 2026, the closing price of the Common Stock as reported on Nasdaq was $2.78 per share.

The following table provides information regarding our outstanding equity awards and shares available for future awards under the Company’s existing equity compensation plans as of June 12, 2026:

All Equity Incentive Plans(1)	As of June 12, 2026
Total number of shares of Common Stock subject to outstanding stock options	534,000
Weighted-average exercise price of outstanding stock options	$6.81
Weighted-average remaining contractual life of outstanding stock options (years)	4.91
Total number of shares of Common Stock subject to outstanding full value awards(2)	569,276
Total number of shares of Common Stock remaining available for issuance of new awards under the Current Plan	125,504
Additional number of shares of Common Stock available for issuance of new awards under the Amended Plan (subject to stockholder approval of this Proposal 2)	1,250,000
Total number of shares of Common Stock outstanding as of June 12, 2026	10,760,287

(1)	Consists of the Current Plan and the 2014 Plan.
(2)

Represents: (i) 444,276 unvested shares of time-based vesting restricted stock; and (ii)125,000 shares subject to unearned (performance conditions not satisfied) performance share awards (assuming achievement of target performance).

Burn Rate and Overhang

We reviewed a number of metrics to assess the cumulative impact of our equity compensation program and the reasonableness of the Amended Plan’s share reserve, including burn rate and overhang.

Burn Rate

Our annualized burn rate over the last three fiscal years has averaged 2.7%. “Burn rate” is calculated by dividing the total number of shares of Common Stock subject to equity awards granted in a given fiscal year by the total weighted average number of shares of Common Stock outstanding during the period and does not reflect any forfeitures, cancellations, expirations or withholdings. Our burn rate calculations assume that target performance is achieved with respect to awards subject to performance-based vesting conditions. The following table shows our annualized burn rate over the last three fiscal years under the Current Plan.

	Fiscal Year 2024	Fiscal Year 2025	Fiscal Year 2026
Shares of Common Stock subject to stock options granted	170,000	30,000	-
Shares of time-based vesting restricted stock granted	156,412	270,176	217,276
Total equity awards granted	326,412	300,176	217,276
Weighted-average shares of Common Stock outstanding(1)	10,209,704	10,364,942	10,653,569
Burn Rate	3.2%	2.9%	2.0%
3-Year Average Burn Rate - 2.7%

(1)	As reported in our consolidated financial statements filed with our Annual Report on Form 10-K for each applicable fiscal year.

Overhang

As of June 12, 2026, under our Current Plan and the 2014 Plan, our existing overhang was 6.8%. Assuming our stockholders approve the Amended Plan, our overhang will be 15.9%. “Overhang” is a measure of potential dilution from awards granted under equity incentive plans. We calculated overhang by dividing: (i) the number of shares of Common Stock subject to outstanding equity awards (excluding unvested shares of time-based vesting restricted stock because such shares are already outstanding), plus the number of shares of Common Stock available for the issuance of new awards by (ii) the total number of shares of Common Stock outstanding, plus the amount in clause (i). The overhang calculations assume that target performance is achieved with respect to awards subject to performance-based vesting conditions.

As of June 12, 2026
Total number of shares of Common Stock subject to outstanding awards (excluding unvested shares of time-based vesting restricted stock outstanding as of June 12, 2026) (A)	659,000 (1)
Total number of shares of Common Stock available for issuance of new awards under the Current Plan (B)	125,504
Total number of shares of Common Stock outstanding (C)	10,760,287
Existing overhang ((A+B)/(A+B+C))	6.8%
Share reserve increase under the Amended Plan (D)	1,250,000
Overhang following increase in share reserve under the Amended Plan, assuming stockholder approval of this Proposal 2 ((A+B+D)/(A+B+C+D))	15.9%

(1)

Represents: (i) 534,000 shares subject to outstanding stock options; and (ii)125,000 shares subject to outstanding unearned (performance conditions not satisfied) performance share awards (assuming achievement of target performance). The 659,000 shares of Common Stock subject to outstanding awards reflected in the table above excludes 444,276 unvested shares of time-based vesting restricted stock because such shares are already outstanding as of June 12, 2026, and are included in the 10,760,287 shares of Common Stock outstanding as of such date.

Expected Duration of the Amended Plan

Based on our historic and projected future use of equity-based compensation, we estimate that the 1,250,000 additional shares of Common Stock requested by the Amended Plan, plus the 125,504 shares of Common Stock remaining available for issuance of new awards under the Current Plan, that will be available for the issuance of new awards under the Amended Plan if this Proposal 2 is approved will be sufficient to provide awards for approximately five years; however, the actual duration may be more or less than five years depending on currently unknown factors, such as competitive market practices, our hiring and promotion practices, our future grant practices, our stock price, the number of awards that are forfeited or withheld and future acquisitions and divestitures. While we believe that the assumptions used in determining the expected duration of the Amended Plan are reasonable, future share usage may differ from current expectations.

Termination of the Amended Plan

Under the terms of the Current Plan, it will continue in effect until August 10, 2031 or, if our stockholders approve an amendment to the Current Plan that increases the number of shares of Common Stock subject to the Current Plan, then the tenth anniversary of the date of such approval. As a result, if our stockholders approve the Amended Plan (which will amend and restate the Current Plan to increase the share reserve), then the Amended Plan will continue in effect, unless earlier terminated as provided therein, until the tenth anniversary of the date of such stockholder approval (which would be August 10, 2036, if our stockholders approve the Amended Plan at the Annual Meeting).

Governance Features

The Amended Plan and our governance policies contain a number of provisions that we believe are consistent with the interests of our stockholders and sound corporate governance and compensation practices, including:

No evergreen	The Amended Plan does not include an “evergreen” feature pursuant to which the shares available for issuance under the Amended Plan can be automatically replenished.
No repricing of stock options or SARs

The Amended Plan prohibits the repricing of stock options or stock appreciation rights (“SARs”) without stockholder approval. This prohibition includes: (i) reducing the exercise price of an stock option or the base price of a SAR; (ii) cancelling a stock option in exchange for cash, other awards or stock options or SARs with an exercise or base price that is less than the exercise price of the original stock option; (iii) cancelling a SAR in exchange for cash, other awards or stock options or SARs with an exercise or base price that is less than the base price of the original SAR; and (iv) repurchasing a stock option or SAR for value (in cash or otherwise) from a participant if the current fair market value of the shares underlying the stock option or SAR is lower than the exercise price or base price per share of the stock option or SAR.

No discounted stock options or SARs

All stock options (other than an option issued as a substitute award) and SARs must have an exercise price or base price equal to or greater than the fair market value of the underlying stock on the date of grant.

No Liberal Share Recycling Provisions

The Amended Plan prohibits the re-use of shares withheld or delivered to satisfy the exercise price of a stock option or SAR or to satisfy tax withholding requirements. The Amended Plan also prohibits “net share counting” upon the exercise of stock options or stock appreciation rights.

No liberal change-in-control definition	The change-in-control definition contained in the Amended Plan is not a “liberal” definition that would be activated on mere stockholder approval of a transaction.
“Double-trigger” change in control vesting

Except as otherwise set forth in the applicable award agreements, if awards granted under the Amended Plan are assumed by a successor in connection with a change in control, then such awards will not automatically vest and pay out solely as a result of the change in control. Instead, such awards will vest if within two years after the effective date of the change in control, the participant’s employment is terminated without cause or the participant resigns for good reason.

Minimum vesting requirements

Except in the case of substitute awards, awards granted under the Amended Plan will be subject to a minimum vesting period of one year (subject to automatic acceleration of vesting only in the event of death or disability of the participant or a change in control). Notwithstanding the foregoing, our Compensation Committee may grant awards without the above-described minimum vesting requirement with respect to awards covering 5% or fewer of the total number of shares authorized under the Amended Plan.

Also, regardless of whether an event of death or disability of the participant or change in control has occurred, our Compensation Committee may in its sole discretion determine that, upon the termination of service of a participant for any reason, all or a portion of such participant’s stock options or SARs shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the participant’s outstanding awards shall lapse, and/or that any performance-based criteria with respect to any awards held by that participant shall be deemed to be wholly or partially satisfied.

No award may be transferred for value	The Amended Plan prohibits the transfer of unexercised or restricted awards to independent third parties for value.
No dividends on unearned or unvested awards	The Amended Plan prohibits the current payment of dividends or dividend equivalent rights on unearned or unvested awards.
Limitation on amendments

No material amendments to the Amended Plan can be made without stockholder approval if any such amendment would materially increase the number of shares reserved or diminish the prohibitions on repricing stock options or SARs.

Clawback policy

Awards under the Amended Plan are subject to any compensation recoupment policy that that our Compensation Committee may adopt from time to time that is applicable by its terms to the participant. We have adopted a Policy for Recovery of Erroneously Awarded Compensation, which is intended to comply with the requirements of the Nasdaq and SEC rules. Under this policy, erroneously awarded incentive compensation paid to executives must be repaid to the Company in the event of an accounting restatement.

Anti-hedging and anti-pledging policy

Our Insider Trading Policy prohibits directors, officers and other employees from engaging in hedging or monetization transaction with respect to our securities or holding our securities in a margin account or otherwise pledging our securities as collateral for a loan.

Consequences of Failing to Approve the Amended Plan

The Amended Plan, and the share reserve increase it contemplates, will not be implemented unless the Amended Plan is approved by our stockholders. If the Amended Plan is not approved by our stockholders, then the Current Plan will remain in effect in accordance with its terms but our future ability to issue equity awards will be limited, which could affect our ability to attract and retain talented individuals important to the success of our business. In addition, if the Amended Plan is not approved by our stockholders, then we may be compelled to increase meaningfully the cash component of our employee and director compensation, which may not necessarily align employee and director compensation interests with the investment interests of our stockholders as well as alignment provided by equity-based awards. Replacing equity awards with cash also would increase cash compensation expense and use cash that might be otherwise reinvested in our businesses or returned to our stockholders.

Summary of Material Terms of the Amended Plan

The key terms of the Amended Plan, as proposed to be amended and restated and assuming the approval of the Amended Plan by the stockholders, are summarized below. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Plan, which is attached as Appendix A to this Proxy Statement.

Purpose. The purpose of the Amended Plan is to promote our success and enhance our value by linking the personal interests of our employees, officers, directors, consultants and advisors to those of our stockholders, and by providing participants with an incentive for outstanding performance. The Amended Plan is also intended to enhance our ability to motivate, attract and retain the services of employees, officers, directors, consultants and advisors upon whose judgment, interest, and special effort the successful conduct of our operation is largely dependent.

Shares Subject to the Amended Plan. Subject to adjustment as provided in the Amended Plan, the aggregate number of shares of Common Stock reserved and available for issuance pursuant to awards granted under the Amended Plan shall be 2,450,000 (of which 1,200,000 shares of Common Stock were originally reserved and available for issuance under the Current Plan and 1,250,000 additional shares of Common Stock are being requested for stockholder approval under the Amended Plan).

Of the 1,200,000 shares of Common Stock which were originally reserved and available for issuance under the Current Plan, 125,504 shares of Common Stock remain available for issuance of new awards as of June 12, 2026. If the Amended Plan is approved by our stockholders, then the aggregate number of shares reserved and available for issuance under the Amended Plan would be increased by 1,250,000, all of which may be granted as incentive stock options.

Shares subject to awards under the Amended Plan that are canceled, terminated, forfeited, or settled in cash will again be available for awards under the Amended Plan. Shares withheld to satisfy exercise prices or tax withholding obligations, and shares purchased on the open market with proceeds of an option exercise, are not added back to the pool of shares available for awards under the Amended Plan. In the event of a nonreciprocal transaction between us and our stockholders that causes the per share value of Common Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend), the shares subject to the Amended Plan under the Amended Plan will be adjusted proportionately, and our Compensation Committee must make such adjustments to the Amended Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.

Administration. The Amended Plan is administered by our Compensation Committee. Our Compensation Committee has the authority to: (i) grant awards; (ii) designate participants; (iii) determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; (iv) establish, adopt or revise any plan, program or policy for the grant of awards as it may deem necessary or advisable, including but not limited to short-term incentive programs; (v) establish, adopt or revise any rules and regulations as it may deem advisable to administer the Amended Plan; and (vi) make all other decisions and determinations that may be required under the Amended Plan. The Board may at any time administer the Amended Plan. If it does so, it will have all the powers of our Compensation Committee under the Amended Plan.

Eligibility. The Amended Plan permits the grant of awards to our employees, officers, directors, consultants and advisors and those of our affiliates. The number of eligible participants in the Amended Plan will vary from year to year. As of the Record Date, approximately 14 employees and 4 non-employees (including our non-employee directors) were eligible to receive awards under the Amended Plan.

Permissible Awards. The Amended Plan authorizes the granting of awards in any of the following forms:

•

Options to purchase shares of Common Stock, which may be designated under the Internal Revenue Code of 1986, as amended (the “Code”), as nonstatutory stock options (which may be granted to all participants) or incentive stock options (which may be granted to officers and employees but not to consultants, advisors or non-employee directors);

•

Stock appreciation rights, or SARs, which give the holder the right to receive the difference (payable in cash or stock, as specified in the award agreement) between the fair market value per share of Common Stock on the date of exercise over the base price of the award;

•	Restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by our Compensation Committee;

•

Restricted stock units (or RSUs), which represent the right to receive shares of Common Stock (or an equivalent value in cash or other property, as specified in the award agreement) in the future, based upon the attainment of stated vesting criteria;

•

Deferred stock units, which represent the right to receive shares of Common Stock (or an equivalent value in cash or other property, as specified in the award agreement) at a future time as determined by our Compensation Committee, or as determined by the recipient within guidelines established by our Compensation Committee in the case of voluntary deferral elections;

•

Performance awards, which are awards payable in cash or stock upon the attainment of specified performance goals (any award that may be granted under the Amended Plan may be granted in the form of a performance award);

•	Other stock-based awards in the discretion of our Compensation Committee; and

•	Cash-based awards, including annual incentive awards.

Dividends accrued on shares of restricted stock before they are vested are credited by the Company to an account for the participant and accumulated without interest until the date upon which the host award becomes vested, and any dividends accrued with respect to forfeited restricted stock are reconveyed to the Company without further consideration or any act or action by the participant. In no event shall dividends be paid or distributed until the vesting restrictions of the underlying restricted stock award lapse.

Our Compensation Committee is authorized to grant dividend equivalents with respect to full-value awards, which are awards (other than options or SARs) which are settled by the issuance of Common Stock (or at the discretion of our Compensation Committee, settled in cash valued by reference to Common Stock value). Dividend equivalents entitle the participant to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of shares subject to a full-value award, as determined by our Compensation Committee. Dividend equivalents accruing on unvested full-value awards will, as provided in the award agreement, either be: (i) reinvested in the form of additional shares, which shares will be subject to the same vesting provisions as provided for the host award; or (ii) credited by the Company to an account for the participant and accumulated without interest until the date upon which the host award becomes vested. In either case, any dividend equivalents accrued with respect to forfeited awards are reconveyed to the Company without further consideration or any act or action by the participant. In no event are dividend equivalents paid or distributed until the vesting restrictions of the underlying full-value award lapse

Minimum Vesting. Except in the case of substitute awards (which are awards granted in substitution for stock and stock-based awards held by employees of another entity who become employees of ours or of our affiliates as a result of a merger, consolidation or acquisition), awards granted under the Amended Plan are subject to a minimum vesting period of one year (subject to automatic acceleration of vesting only in the event of death or disability of the participant or a change in control). Notwithstanding the foregoing, our Compensation Committee may grant awards without the above-described minimum vesting requirement with respect to awards covering 5% or fewer of the total number of shares authorized under the Amended Plan.

For information regarding our Compensation Committee’s authority to accelerate the vesting of awards, see “Proposal 2 – Approval of Crown Crafts, Inc. Amended and Restated 2021 Incentive Plan – Summary of Material Terms of the Amended Plan –Discretion to Accelerate Awards” below.

Treatment of Awards upon a Participant’s Death or Disability. Unless otherwise provided in an award certificate or any special plan document or separate agreement governing an award, upon the termination of a participant’s service due to death or disability:

•	All outstanding options and SARs that may be exercised will become fully exercisable;

•	All time-based vesting restrictions on outstanding awards will lapse; and

•

The payout opportunities attainable under all outstanding performance-based awards will vest based on (i) target performance if the termination occurs in the first half of the performance period, or (ii) actual performance if the termination occurs in the second half of the performance period, and the awards will pay out on a pro rata basis, based on the time elapsed prior to the termination.

Treatment of Awards Upon a Change in Control. Unless otherwise provided in an award certificate or any special plan document governing an award, upon the occurrence of a change in control of the Company in which awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by our Compensation Committee or our Board:

•	All outstanding options and SARs that may be exercised will become fully exercisable;

•	All time-based vesting restrictions on outstanding awards will lapse; and

•

The payout opportunities attainable under all outstanding performance-based awards will vest based on (i) target performance if the change in control occurs in the first half of the performance period, or (ii) actual performance if the change in control occurs in the second half of the performance period, and the awards will pay out on a pro rata basis, based on the time elapsed prior to the change in control.

Unless otherwise provided in an award certificate or any special plan document governing an award, with respect to awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a change in control, if within two years after the effective date of the change in control, a participant’s employment is terminated without “Cause” or the participant resigns for “Good Reason” (as such terms are defined in the Amended Plan), then:

•	All of that participant’s outstanding options and SARs that may be exercised will become fully exercisable;

•	All time-based vesting restrictions on that participant’s outstanding awards will lapse; and

•

The payout opportunities attainable under all of that participant’s outstanding performance-based awards will vest based on (i) target performance if termination occurs in the first half of the performance period, or (ii) actual performance if termination occurs in the second half of the performance period (measured as of the end of the calendar quarter immediately preceding the date of termination), and the awards will pay out on a pro rata basis, based on the time elapsed prior to the date of termination.

Discretion to Accelerate Awards. Our Compensation Committee may in its sole discretion determine that, upon the termination of service of a participant for any reason: (i) all or a portion of such participant’s options or SARs will become fully or partially exercisable; (ii) all or a part of the restrictions on all or a portion of the participant’s outstanding awards will lapse; and/or (iii) any performance-based criteria with respect to any awards held by that participant will be deemed to be wholly or partially satisfied, in each case, as of such date as our Compensation Committee may, in its sole discretion, declare.

Certain Transactions. Upon the occurrence or in anticipation of certain corporate events or extraordinary transactions, our Compensation Committee may also make discretionary adjustments to awards, including settling awards for cash, providing that awards will become fully vested and exercisable, providing for awards to be assumed or substituted, or modifying performance targets or periods for awards.

Limitations on Transfer; Beneficiaries. No award may be assigned or transferred by a participant other than by will or the laws of descent and distribution; provided, however, that our Compensation Committee may permit other transfers (other than transfers for value) if our Compensation Committee concludes that such transfer does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by our Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Termination and Amendment. The Amended Plan will continue in effect until the tenth anniversary of our stockholders approval thereof (which would be August 10, 2036, if so approved at the Annual Meeting), unless earlier terminated as provided in the Amended Plan.

Our Board or our Compensation Committee may, at any time and from time to time, terminate or amend the Amended Plan, but if an amendment to the Amended Plan would constitute a material amendment requiring stockholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to stockholder approval. No termination or amendment of the Amended Plan may materially and adversely affect any award previously granted under the Amended Plan without the written consent of the participant. Without the prior approval of our stockholders, and except as otherwise permitted by the antidilution provisions of the Amended Plan, the Amended Plan may not be amended to directly or indirectly reprice, replace or repurchase “underwater” options or SARs.

Our Compensation Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by our stockholders or otherwise permitted by the antidilution provisions of the Amended Plan: (i) the exercise price or base price of an option or SAR may not be reduced, directly or indirectly; (ii) an option or SAR may not be cancelled in exchange for cash, other awards, or options or SARs with an exercise price or base price that is less than the exercise price or base price of the original option or SAR, or otherwise; (iii) we may not repurchase an option or SAR for value (in cash or otherwise) from a participant if the current fair market value of the shares of Common Stock underlying the option or SAR is lower than the exercise price or base price per share of the option or SAR; and (iv) the original term of an option or SAR may not be extended.

Prohibition on Repricing. As indicated above under the subheading “Termination and Amendment,” outstanding stock options and SARs cannot be repriced, directly or indirectly, without the prior consent of our stockholders. The exchange of an “underwater” option or stock appreciation right (i.e., an option or stock appreciation right having an exercise price or base price in excess of the current market value of the underlying stock) for cash or for another award would be considered an indirect repricing and would, therefore, require the prior consent of our stockholders.

Certain Federal Income Tax Effects

The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the Amended Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State and local income tax consequences are not discussed and may vary from locality to locality.

Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to us upon the grant of a nonstatutory stock option under the Amended Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of Common Stock received upon exercise of the option at the time of exercise over the exercise price, and we generally will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to us upon the grant or exercise of an incentive stock option. If the optionee holds the acquired option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, then the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange or other disqualifying disposition before the required holding period ends, then he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and we generally will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

SARs. A participant receiving a SAR under the Amended Plan will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When the participant exercises a SAR, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant, and we generally will be allowed a corresponding federal income tax deduction at that time.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock as of that date (less any amount he or she paid for the stock), and we generally will be allowed a corresponding federal income tax deduction at that time. If the participant files an election under Section 83(b) of the Code within 30 days after the date of grant of the restricted stock, then he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and we generally will be allowed a corresponding federal income tax deduction at that time. Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Section 83(b) election.

Restricted or Deferred Stock Units. A participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock unit award is granted. When the participant receives or has the right to receive shares of Common Stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the Common Stock or other property as of that date (less any amount he or she paid for the stock or property), and we generally will be allowed a corresponding federal income tax deduction at that time.

Performance Awards Payable in Cash. A participant will not recognize income, and we will not be allowed a tax deduction, at the time a performance award payable in cash is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a participant will recognize ordinary income equal to the cash received, and we generally will be allowed a corresponding federal income tax deduction at that time.

Section 409A. The Amended Plan permits the grant of various types of incentive awards, which may or may not be exempt from Section 409A of the Code. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, then the taxable events as described above could apply earlier than described and could result in the imposition of additional taxes and penalties on the participant. Restricted stock awards, stock options and SARs that comply with the terms of the Amended Plan are generally exempt from the application of Section 409A of the Code. Stock units, other stock-based awards and cash-based awards that are granted in one year and payable in a later year generally are subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, then such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.

Tax Withholding. Our Company and any of our affiliates have the right to deduct or withhold, or require a participant to remit to us, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Amended Plan.

New Plan Benefits

Each of our Board and our Compensation Committee has the discretion to grant awards under the Amended Plan. Other than pursuant to the terms of our director compensation program, no determination has been made as to the types or amounts of awards that will be granted in the future pursuant to the Amended Plan. It is therefore not possible to determine the future benefits that will be received by participants other than pursuant to the director compensation program. The closing price of our Common Stock, as reported on the Nasdaq on June 12, 2026, was $2.78 per share.

The awards granted to our officers and directors in fiscal year 2026 under the Current Plan would not have changed if the Amended Plan had been in place instead of the Current Plan. Please refer to the description of grants made to our named executive officers in fiscal year 2026 described in “Executive Compensation - Compensation Tables” and grants made to our non-employee directors in fiscal year 2026 described under “Director Compensation.”

Name and Position	Dollar Value	Number of Shares
Named Executive Officers
Olivia W. Elliott, President and Chief Executive Officer	-	-
Claire K. Spencer, Vice President and Chief Financial Officer	-	-
Craig J. Demarest, Former Vice President and Chief financial Officer	-	-
Donna E. Sheridan, Former President and Chief Executive Officer, NoJo	-	-
Executive Group (2 persons)	-	-
Non-Employee Director Group	$400,000(1)	-(2)
Non-Executive Officer Employee Group	-	-

(1)

Under our director compensation program, shortly after the date of the Annual Meeting, each of our non-employee directors will be granted an annual grant of restricted stock, with a target value of $100,000, which value is subject to review and adjustment upon recommendation of our Compensation Committee and approval of our Board. This grant of restricted stock will vest upon the earlier of: (i) the one-year anniversary of the grant date; and (ii) the date immediately preceding the date of the 2027 Annual Meeting. We anticipate there will be four directors who will receive the annual grant after the Annual Meeting, assuming the election of the director nominees at the Annual Meeting.

(2)

The number of shares of Common Stock constituting the annual grant will be determined by dividing the target value of the annual grant by the average closing price of the Common Stock as reported on Nasdaq for the twenty trading days prior to the date of the Annual Meeting.

Equity Compensation Plan Information

The table below sets forth information regarding shares of the Common Stock that may be issued upon the exercise of options, warrants and other rights granted to employees, consultants or directors under all of our existing equity compensation plans as of March 29, 2026 and June 12, 2026.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders:
2014 Plan	334,000 (1)	$7.52	0
Current Plan (the 2021 Plan)	325,000 (2)	$5.63	125,504

(1)	Consists of 334,000 shares of Common stock subject to outstanding stock options.
(2)

Consists of: (i) 200,000 shares of Common stock subject to outstanding stock options; and (ii) 125,500 shares subject to unearned (performance conditions not satisfied) performance share awards (assuming achievement of target performance.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that our stockholders vote “FOR” the approval of the Crown Crafts, Inc. Amended and Restated 2021 Incentive Plan. Proxies will be voted “FOR” the approval of the Crown Crafts, Inc. Amended and Restated 2021 Incentive Plan unless otherwise specified.

REPORT OF THE AUDIT COMMITTEE

Our Audit Committee is comprised of three directors, all of whom are independent, as defined by the listing standards of Nasdaq. Our Board has determined that Donald Ratajczak is an audit committee financial expert within the meaning of regulations adopted by the SEC because of his accounting and related financial management expertise and experience. Our Audit Committee has adopted a formal, written charter, which has been approved by the full Board and which specifies the scope of our Audit Committee’s responsibilities and how it should carry them out. The complete text of our Audit Committee charter is available on the Company’s website at www.crowncrafts.com.

Our Audit Committee oversees the Company’s financial reporting process and internal control structure on behalf of our Board. Management is responsible for the preparation, presentation and integrity of the financial statements and the effectiveness of the Company’s internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for expressing an opinion as to the conformity of the Company’s consolidated financial statements with generally accepted accounting principles.

Our Audit Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the fiscal year ended March 29, 2026. Our Audit Committee has discussed with KPMG, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, KPMG has provided our Audit Committee with the written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with our Audit Committee concerning independence, and our Audit Committee has discussed with KPMG the firm’s independence from management and the Company.

Based on the aforementioned review and discussions with management and KPMG, our Audit Committee recommended to our Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 29, 2026.

This report has been submitted by the Audit Committee.

Donald Ratajczak (Chair) Michael Benstock Patricia Stensrud

The Report of the Audit Committee is not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by the Company under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference.

PROPOSAL 3 – RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Overview

KPMG currently serves as the Company’s independent registered public accounting firm and conducted the audit of the Company’s consolidated financial statements for fiscal years 2026 and 2025. Although appointment of the independent registered public accounting firm of the Company is not required to be submitted to a vote of the stockholders of the Company for ratification under the laws of Delaware, our Audit Committee has recommended that our Board submit this matter to the stockholders as a matter of good corporate practice. If our stockholders fail to ratify the appointment, then our Audit Committee will reconsider whether to retain KPMG and may retain that firm or another independent registered public accounting firm without resubmitting the matter to our stockholders for their approval. Even if the appointment is ratified, our Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Representatives of KPMG are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Fees and Services of Independent Registered Public Accounting Firm

The following is a summary of the fees billed to the Company by KPMG for professional services rendered during the fiscal years 2026 and 2025:

Fee Category	Fiscal 2026 Fees	Fiscal 2025 Fees
Audit Fees(1)	$492,048	$426,381
Audit-Related Fees(2)	$-	$-
Tax Fees(3)	$128,250	$130,036
All Other Fees(4)	$-	$-
Total Fees	$620,298	$556,417

(1)

Audit fees consist of fees billed for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by such accountants in connection with statutory and regulatory filings or engagements.

(2)

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. There were no audit-related fees billed to the Company by KPMG in fiscal years 2026 or 2025.

(3)

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and customs and duties tax planning.

(4)

Other fees consist of fees for products and services other than the services reported above. There were no fees billed to the Company by KPMG in fiscal years 2026 or 2025 that are not included in the above classifications.

Pre-Approval Policies and Procedures

All services provided by KPMG are subject to pre-approval by our Audit Committee. Pre-approval may be provided for specific categories of services, limited to a specified budget amount, and may generally be given for up to one year. Before granting approval for additional services, or on a case-by-case basis as determined by our Audit Committee, our Audit Committee will require: (i) a detailed description of the proposed service; (ii) a statement from management as to why they believe KPMG is best qualified to perform the service; and (iii) an estimate of the fees to be incurred. Before granting its approval, our Audit Committee gives due consideration to whether approval of the relevant service will have a detrimental impact on the independence of KPMG.

All fees of KPMG in the preceding table were approved in accordance with our Audit Committee’s pre-approval policies and procedures.

Recommendation of the Board of Directors

Our Board unanimously recommends a vote “FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending March 28, 2027. Proxies will be voted “FOR” the appointment of KPMG as our independent registered public accounting firm unless otherwise specified.

STOCK OWNERSHIP INFORMATION

Stock Ownership of Directors, Director Nominees, Executive Officers and Certain Beneficial Owners

The following table sets forth certain information, based upon publicly filed documents, regarding the number and percentage of shares of Common Stock that are deemed to be “beneficially owned” under the rules of the SEC, as of the Record Date, by: (i) each director of the Company; (ii) each nominee for election as a director; (iii) the named executive officers of the Company named in the “Summary Compensation Table” included elsewhere herein; (iv) all executive officers and directors as a group; and (v) all persons known to the Company who may be deemed beneficial owners of more than 5% of the outstanding shares of Common Stock.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Shares(2)

Directors
Olivia W. Elliott	377,762(3)	3.5%
Donald Ratajczak	336,181	3.1%
Zenon S. Nie	304,452(4)	2.8%
Michael Benstock	70,341	*
Patricia Stensrud	154,839	1.4%
Director Nominees
Ixchell C. Duarte	0	-
Tatiana G. Ferreira	0	-
Named Executive Officers (other than Ms. Elliott)
Claire K. Spencer	25,000	*
Donna E. Sheridan(5)	24,570	*
Craig J. Demarest(6)	30,833	*
All Executive Officers and Directors as a group (six persons)	1,323,978	12.3%

* Less than 1%.

(1)

Under the rules of the SEC, the determination of “beneficial ownership” is based upon Rule 13d-3 under the Exchange Act. Under this rule, shares will be deemed to be “beneficially owned” where a person has, either solely or with others, the power to vote or to direct the voting of shares and/or the power to dispose, or to direct the disposition, of shares, or where a person has the right to acquire any such power within sixty days after the date such beneficial ownership is determined. Except as otherwise specified, each beneficial owner has sole beneficial voting and investment discretion with respect to all shares of Common Stock indicated.

(2)	Percentage calculated based on 10,760,287 shares of Common Stock outstanding as of the Record Date.

(3)	Includes 297,762 shares owned individually by Ms. Elliott and 1,000 shares owned by her husband; and options to purchase 79,000 shares of Common Stock.

(4)	Includes 94,944 shares owned individually by Mr. Nie and 209,508 shares owned by his wife.

(5)	As part of consolidating its internal operations, the Company terminated Ms. Sheridan from her positions as NoJo’s President and Chief Executive Officer effective October 27, 2025.

(6)	Mr. Demarest retired from all positions he held with the Company effective June 30, 2025.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons, the Company believes that since March 31, 2025, its officers, directors and greater than 10% beneficial stockholders timely complied with all applicable Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s written related party transactions policy provides that we will only enter into or ratify a transaction with a related party when our Board, acting through our Audit Committee, determines that the transaction is in the best interests of the Company and its stockholders.

For purposes of the policy, a “related party” means:

•	An executive officer;

•	A member of our Board (or a nominee to our Board);

•	Any person who is known to be the beneficial owner of more than 5% of any class of our voting securities; or

•	Any immediate family member of any of the persons listed above and any person (other than a tenant or employee) sharing the household of such persons.

A “related party transaction,” for purposes of the policy, includes any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which: (i) the Company or any of its subsidiaries is or will be a participant; (ii) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year; and (iii) any related party has or will have a direct or indirect interest.

We review all known relationships and transactions in which the Company and our directors, executive officers and significant stockholders or their immediate family members are participants to determine whether such persons have a direct or indirect interest. Our Corporate Secretary is primarily responsible for developing and implementing processes to obtain information regarding our directors, executive officers and significant stockholders with respect to related party transactions. In addition, the Company’s directors, nominees for director and executive officers are required to notify us of any potential related party transactions and provide us with information regarding such transactions. If our Corporate Secretary determines that a transaction is a related party transaction, then our Audit Committee must review the transaction at its next regularly scheduled meeting and either approve or disapprove the transaction. If our Corporate Secretary determines that it is impractical or undesirable to wait until the next regularly scheduled committee meeting for our Audit Committee to review the transaction, then our Audit Committee Chair approve the transaction and report such approval (and the rationale for such approval) to our Audit Committee at its next regularly scheduled meeting.

In determining whether to approve or ratify a transaction with a related party, our Audit Committee will take into account all of the relevant facts and circumstances available to it, including, among any other factors it deems appropriate:

•	Whether the transaction was undertaken in the ordinary course of business of the Company;

•	Whether the transaction was initiated by the Company, a subsidiary or the related party;

•	Whether the transaction is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

•	The purpose of, and the potential benefits to the Company of, the transaction;

•	The approximate dollar value of the amount involved in the transaction, particularly as it relates to the related party;

•	The related party’s interest in the transaction; and

•	Any other information regarding the transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

Any member of our Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval of the transaction.

If a related party transaction will be ongoing, our Audit Committee may establish guidelines for the Company to follow in its ongoing dealings with the related party. Thereafter, our Audit Committee, on at least an annual basis, will review and assess ongoing relationships with the related party to monitor compliance with our Audit Committee’s guidelines and to determine whether the related party transaction remains appropriate.

ADDITIONAL INFORMATION

Other Matters

Our Board does not contemplate bringing before the Annual Meeting any matter other than those specified in the accompanying Notice of the 2026 Annual Meeting of Stockholders, nor does it have information that other matters will be presented at the Annual Meeting. If other matters come before the Annual Meeting, then signed proxies will be voted upon such questions in the discretion of the persons acting under the proxies.

Stockholder Proposals and Director Nominations for the 2027 Annual Meeting

Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials

Stockholders interested in submitting a proposal for inclusion in the proxy materials for the 2027 Annual Meeting may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in our proxy statement, stockholder proposals must be received no later than February 26, 2027 and must comply with Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. If we change the date of the 2027 Annual Meeting by more than 30 days from the anniversary of this year’s Annual Meeting, then stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2027 Annual Meeting. Proposals should be sent to the attention of the Corporate Secretary, Crown Crafts, Inc., 8184 Highway 44, Suite 111, Gonzales, Louisiana.

Requirements for Director Nominations and Stockholder Proposals Not Intended for Inclusion in Proxy Materials

Section 2.13 of our bylaws governs the submission of nominations for director or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but which are not included in our proxy statement for that meeting. Under Section 2.13 of our bylaws, nominations for director or other business proposals to be addressed at our 2027 Annual Meeting may be made by a stockholder entitled to vote who has delivered a notice to our Corporate Secretary at the address indicated above no later than the close of business on February 26, 2027, and no earlier than the close of business on January 27, 2027. This notice must contain the information required by Section 2.13 of our bylaws, including information concerning the nominee or proposal, as the case may be, and information about the proposing stockholder’s ownership of and agreements related to our stock. In the event that the 2027 Annual Meeting is called for a date that is not within 30 days of August 10, 2027, to be timely, notice by the stockholder must be so received not later than the close of business on the tenth day following the earlier of: (i) the day on which notice of the date of the 2027 Annual Meeting was mailed or given to stockholders; and (ii) the day on which public announcement of the 2027 Annual Meeting is made.

We will not entertain any director nominations or stockholder proposals at the 2027 Annual Meeting that do not meet the requirements set forth in our bylaws.

Our bylaws are posted on the Company’s website at www.crowncrafts.com. A copy of our bylaws also will be provided upon request to our Corporate Secretary at the address above.

Proxy Solicitation Pursuant to Rule 14a-19

In addition to satisfying the advance notice requirements of our bylaws (including the information requirements and notice deadlines set forth therein), stockholders who intend to solicit proxies in support of director nominees other than our nominees must comply with the additional requirements of Rule 14a-19 under the Exchange Act. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 11, 2027.

Where You Can Find More Information

The Company is delivering with this Proxy Statement a copy of its 2026 Annual Report. The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The Company’s SEC filings are available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Upon receipt of a written request, the Company will, without charge, provide any stockholder a copy of the 2026 Annual Report, including financial statements and the footnotes thereto. Copies of exhibits to the annual report are also available upon specific request and payment of a reasonable charge for reproduction. Such requests should be directed to our Corporate Secretary at Crown Crafts, Inc., P.O. Box 1028, Gonzales, Louisiana 70707, Attn.: Corporate Secretary.

APPENDIX A

CROWN CRAFTS, INC.

AMENDED AND RESTATED

2021 INCENTIVE PLAN

A-i

(continued)

A-ii

(continued)

Page

16.12	Severability	A-21
16.13	No Limitations on Rights of Company	A-21

A-iii

CROWN CRAFTS, INC.
AMENDED AND RESTATED

2021 INCENTIVE PLAN

SECTION 1    PURPOSE

The purpose of the Crown Crafts, Inc. Amended and Restated 2021 Incentive Plan, which amends and restates the Crown Crafts, Inc. 2021 Incentive Plan, is to: (i) promote the success, and enhance the value, of Crown Crafts, Inc. (the “Company”) by linking the personal interests of employees, officers, directors, consultants and advisors of the Company or any Affiliate (as defined below) to those of the Company’s stockholders and by providing such persons with an incentive for outstanding performance; and (ii) provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers, directors, consultants and advisors upon whose judgment, interest and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan (as defined below) permits the grant of incentive awards from time to time to selected employees, officers, directors, consultants and advisors of the Company and its Affiliates.

SECTION 2    DEFINITIONS

When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a)    “Affiliate” means: (i) any Subsidiary or Parent; or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b)    “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Other Stock-Based Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c)    “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Certificates, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

(d)    “Beneficial Owner” shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.

(e)    “Board” means the Board of Directors of the Company.

(f)    “Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment, service, severance or similar agreement, if any, between such Participant and the Company or an Affiliate, provided, however that if there is no such employment, service, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the Participant, as determined by the Committee or the Board: (i) the Participant’s act or failure to act amounting to gross negligence or willful misconduct to the detriment of the Company; (ii) the Participant’s dishonesty, fraud, theft or embezzlement of funds or properties in the course of the Participant’s employment or service; (iii) the Participant’s commission of or pleading guilty to or confessing to any felony; or (iv) the Participant’s breach of any restrictive covenant agreement with the Company, including, without limitation, covenants not to compete, non-solicitation covenants and non-disclosure covenants.

(g)    “Change in Control” means and includes the occurrence of any one of the following events but shall specifically exclude a public offering of securities by the Company:

(i)    individuals who, on the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including, without limitation, by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii)    any person becomes a Beneficial Owner, directly or indirectly, of either: (A) 50% or more of the then-outstanding shares of common stock of the Company (“Company Common Stock”), or (B) securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Company Common Stock or Company Voting Securities shall not constitute a Change in Control: (w) an acquisition directly from the Company, (x) an acquisition by the Company or a Subsidiary of the Company, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary of the Company, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or

(iii)    the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Reorganization, Sale or Acquisition (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries, the “Surviving Corporation”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no Person (other than (x) the Company or any Subsidiary of the Company, (y) the Surviving Corporation or its ultimate parent corporation, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing is the beneficial owner, directly or indirectly, of 50% or more of the total common stock or 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Corporation, and (C) at least a majority of the members of the board of directors of the Surviving Corporation were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iv)    approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(h)    “Code” means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

(i)    “Committee” means the committee of the Board described in Section 4.

(j)    “Company” means Crown Crafts, Inc., a Delaware corporation, or any successor corporation.

(k)    “Continuous Service” means the absence of any interruption or termination of service as an employee, officer, director, consultant or advisor of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option “Continuous Service” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Service shall not be considered interrupted in the following cases: (i) a Participant transfers employment between the Company and an Affiliate or between Affiliates; (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate; (iii) a Participant transfers from being an employee of the Company or an Affiliate to being a director of the Company or of an Affiliate, or vice versa; (iv) in the discretion of the Committee, a Participant transfers from being an employee of the Company or an Affiliate to being a consultant to the Company or of an Affiliate, or vice versa; (v) in the discretion of the Committee as specified at or prior to such occurrence, a Participant transfers from being an employee of the Company or an Affiliate to being a consultant to the Company or an Affiliate, or vice versa; or (vi) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Whether military, government or other service or other leave of absence shall constitute a termination of Continuous Service shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive; provided, however, that for purposes of any Award that is subject to Code Section 409A, the determination of a leave of absence must comply with the requirements of a “bona fide leave of absence” as provided in Treas. Reg. Section 1.409A-1(h).

(l)    “Deferred Stock Unit” means a right granted to a Participant under Section 9 to receive Shares (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

(m)    “Disability” means the inability of the Participant, as reasonably determined by the Company, to perform the essential functions of his or her regular duties and responsibilities, with or without reasonable accommodation, due to a medically determinable physical or mental illness which has lasted (or can reasonably be expected to last) for a period of six consecutive months.

(n)    “Dividend Equivalent” means a right granted to a Participant under Section 11.

(o)    “Effective Date” has the meaning assigned such term in Section 3.1.

(p)    “Eligible Participant” means an employee, officer, director, consultant or advisor of the Company or any Affiliate.

(q)    “Exchange” means any national securities exchange on which the Stock may from time to time be listed.

(r)    “Fair Market Value,” on any date, means: (i) if the Stock is listed on a securities exchange, the closing sales price on such exchange on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a securities exchange, the mean between the bid and offered prices as quoted by the applicable interdealer quotation system for such date, provided that if the Stock is not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, then Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.

(s)    “Full-Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).

(t)    “Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.

(u)    “Good Reason” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment, service, severance or similar agreement, if any, between such Participant and the Company or an Affiliate, provided, however that if there is no such employment, service, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Good Reason” means the occurrence of any of the following conditions without the Participant’s consent, as determined by the Committee or the Board: (i) a material diminution in the Participant’s authority, duties or responsibilities from those that existed on the date immediately preceding the Change in Control; (ii) a material reduction in the Participant’s base salary or annual bonus opportunity, in each case as in effect on the date immediately preceding the Change in Control; or (iii) the relocation of the Participant’s primary office to a location more than 50 miles from the location of the Participant’s primary office on the date immediately preceding the Change in Control. Notwithstanding the foregoing, the occurrence of any of the events described in the immediately preceding clauses (i), (ii) and (iii) will not constitute Good Reason unless (x) the Participant gives the Company written notice within 30 days after the initial occurrence of an event that the Participant believes constitutes Good Reason and describes such event in the notice, (y) the Company thereafter fails to cure any such event within 30 days after receipt of such notice and (z) the Participant’s termination as a result of such event occurs at least 31 days after the Company’s receipt of the notice referred to in the immediately preceding clause (y) but no more than 90 days after the initial occurrence of the event that the Participant believes constitutes Good Reason.

(v)    “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(w)    “Independent Directors” means those members of the Board who qualify at any given time as: (i) an “independent” director under the applicable rules of each Exchange on which the Stock is listed; and (ii) a “non-employee” director under Rule 16b-3 of the 1934 Act.

(x)    “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.

(y)    “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

(z)    “Option” means a right granted to a Participant under Section 7 to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(aa)    “Other Stock-Based Award” means a right, granted to a Participant under Section 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

(bb)    “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(cc)    “Participant” means an Eligible Participant who has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 13.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(dd)    “Performance Award” means any award granted under the Plan pursuant to Section 10.

(ee)    “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(ff)    “Plan” means the Crown Crafts, Inc. 2021 Incentive Plan, as amended and restated by the Crown Crafts, Inc. Amended and Restated 2021 Incentive Plan, as may be further amended and/or restated from time to time.

(gg)    “Prior Plan” means the Crown Crafts, Inc. 2014 Omnibus Equity Compensation Plan, as amended.

(hh)    “Restricted Stock” means Stock granted to a Participant under Section 9 that is subject to certain restrictions and to risk of forfeiture.

(ii)    “Restricted Stock Unit” means the right granted to a Participant under Section 9 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

(jj)    “Shares” means shares of the Company’s Series A common stock, par value $0.01 per share. If there has been an adjustment or substitution pursuant to Section 14.1, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Section 14.1.

(kk)    “Stock” means the Company’s Series A common stock, $0.01 par value per share, and such other securities of the Company as may be substituted for Stock pursuant to Section 14.

(ll)    “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Section 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Section 8.

(mm)    “Subsidiary” means any corporation, limited liability company, partnership or other entity, domestic or foreign, of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(nn)    “1933 Act” means the Securities Act of 1933, as amended from time to time.

(oo)    “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

SECTION 3    EFFECTIVE TERM OF PLAN

3.1    Effective Date. The Crown Crafts, Inc. 2021 Incentive Plan was originally effective as of August 10, 2021, which was the date it was approved by the stockholders of the Company. The Crown Crafts, Inc. Amended and Restated 2021 Incentive Plan: (i) amends and restates the Crown Crafts, Inc. 2021 Incentive Plan; and (ii) is effective __________ (the “Effective Date”), which is the date the Crown Crafts, Inc. Amended and Restated 2021 Incentive Plan was approved by the stockholders of the Company.

3.2    Termination of Plan. Unless earlier terminated as provided herein, the Plan shall continue in effect until __________, which is the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the Effective Date.

SECTION 4    ADMINISTRATION

4.1    Committee. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer the Plan. It is intended that at least two of the directors appointed to serve on the Committee shall be Independent Directors and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the 1934 Act. However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers and protections of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2    Action and Interpretations by the Committee. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of the Plan. No member of the Committee will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

4.3    Authority of Committee. Except as provided in Section 4.1, the Committee has the exclusive power, authority and discretion to:

(a)    grant Awards;

(b)    designate Participants;

(c)    determine the type or types of Awards to be granted to each Participant;

(d)    determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

(e)    determine the terms and conditions of any Award granted under the Plan;

(f)    prescribe the form of each Award Certificate, which need not be identical for each Participant;

(g)    decide all other matters that must be determined in connection with an Award;

(h)    establish, adopt or revise any plan, program or policy for the grant of Awards as it may deem necessary or advisable, including, without limitation, short-term incentive programs, and any special Plan documents;

(i)    establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)    make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(k)    amend the Plan or any Award Certificate as provided herein; and

(l)    adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of the United States or any non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in the United States or such other jurisdictions and to further the objectives of the Plan.

4.4    Delegation.

(a)    Administrative Duties. The Committee may delegate to one or more of its members or to one or more officers of the Company or an Affiliate or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan.

(b)    Special Committee. The Board may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and terms of Awards, to: (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under the Plan; and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to the grant of Awards to eligible participants who are subject to Section 16(a) of the 1934 Act at the Grant Date. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board and the Committee regarding the delegated duties and responsibilities and any Awards so granted.

SECTION 5    SHARES SUBJECT TO THE PLAN

5.1    Number of Shares. Subject to adjustment as provided in Section 5.2 and Section 14.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 2,450,000, all of which may be granted as Incentive Stock Options. From and after August 10, 2021, no further awards shall be granted under the Prior Plan, and the Prior Plan shall remain in effect only so long as awards granted thereunder shall remain outstanding.

5.2    Share Counting. Shares covered by an Award shall be subtracted from the Plan share reserve as of the Grant Date, but shall be added back to the Plan share reserve or otherwise treated in accordance with subsections (a) through (h) of this Section 5.2.

(a)    To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(b)    Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(c)    Shares withheld from an Award to satisfy tax withholding requirements will count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a Participant to satisfy tax withholding requirements will not be added to the Plan share reserve.

(d)    The full number of Shares subject to an Option shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, even if the exercise price of an Option is satisfied through net-settlement or by delivering Shares to the Company (by either actual delivery or attestation).

(e)    The full number of Shares subject to a SAR shall count against the number of Shares remaining available for issuance pursuant to Awards made under the Plan (rather than the net number of Shares actually delivered upon exercise).

(f)    Shares purchased on the open market with proceeds of an Option exercise will not be added back to the Plan share reserve and will not again be available for issuance pursuant to Awards granted under the Plan.

(g)    Substitute Awards granted pursuant to Section 13.11 shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

(h)    Subject to applicable Exchange requirements, shares available under a stockholder-approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to Awards granted to individuals who were not employees of the Company or its Affiliates immediately before such transaction and will not count against the maximum share limitation specified in Section 5.1.

5.3    Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

SECTION 6    ELIGIBILITY

Awards may be granted only to Eligible Participants. Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are service providers to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.

SECTION 7    STOCK OPTIONS

7.1    General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)    Exercise Price. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 13.11) shall not be less than the Fair Market Value as of the Grant Date.

(b)    Prohibition on Repricing. Except as otherwise provided in Section 14.1, without the prior approval of stockholders of the Company: (i) the exercise price of an Option may not be reduced, directly or indirectly; (ii) an Option may not be cancelled in exchange for cash, other Awards or Options or SARs with an exercise or base price that is less than the exercise price of the original Option; and (iii) the Company may not repurchase an Option for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option.

(c)    Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e), and may include in the Award Certificate a provision that an Option that is otherwise exercisable and has an exercise price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term by means of a “net exercise,” thus entitling the optionee to Shares equal to the intrinsic value of the Option on such exercise date, less the number of Shares required for tax withholding. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(d)    Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Grant Date, payment of the exercise price of an Option may be made, in whole or in part, in the form of: (i) cash or cash equivalents; (ii) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised; (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised; (iv) broker-assisted market sales;, or (iv) any other “cashless exercise” arrangement.

(e)    Exercise Term. Except for Nonstatutory Options granted to Participants outside the United States, no Option granted under the Plan shall be exercisable for more than ten years from the Grant Date.

(f)    No Deferral Feature. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

(g)    No Dividend Equivalents. No Option shall provide for Dividend Equivalents.

7.2    Incentive Stock Options. The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. Without limiting the foregoing, any Incentive Stock Option granted to a Participant who at the Grant Date owns more than 10% of the voting power of all classes of shares of the Company must have an exercise price per Share of not less than 110% of the Fair Market Value per Share on the Grant Date and an Option term of not more than five years. If all of the requirements of Section 422 of the Code (including the above) are not met, the Option shall automatically become a Nonstatutory Stock Option.

SECTION 8    STOCK APPRECIATION RIGHTS

8.1    Grant of Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a)    Right to Payment. Upon the exercise of a SAR, the Participant has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of: (i) the Fair Market Value of one Share on the date of exercise; over (ii) the base price of the SAR as determined by the Committee and set forth in the Award Certificate, which shall not be less than the Fair Market Value of one Share on the Grant Date.

(b)    Prohibition on Repricing. Except as otherwise provided in Section 14.1, without the prior approval of the stockholders of the Company: (i) the base price of a SAR may not be reduced, directly or indirectly; (ii) a SAR may not be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the base price of the original SAR; and (iii) the Company may not repurchase a SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the SAR is lower than the base price per share of the SAR.

(c)    Time and Conditions of Exercise. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, and may include in the Award Certificate a provision that a SAR that is otherwise exercisable and has a base price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term, thus entitling the holder to cash or Shares equal to the intrinsic value of the SAR on such exercise date, less the cash or number of Shares required for tax withholding. Except for SARs granted to Participants outside the United States, no SAR shall be exercisable for more than ten years from the Grant Date.

(d)    No Deferral Feature. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.

(e)    No Dividend Equivalents. No SAR shall provide for Dividend Equivalents.

(f)    Other Terms. All SARs shall be evidenced by an Award Certificate. Subject to the limitations of this Section 8, the terms, methods of exercise, methods of settlement, form of consideration payable in settlement (e.g., cash, Shares or other property), and any other terms and conditions of the SAR shall be determined by the Committee at the time of the grant and shall be reflected in the Award Certificate.

SECTION 9    RESTRICTED STOCK AND STOCK UNITS

9.1    Grant of Restricted Stock and Stock Units. The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

9.2    Issuance and Restrictions. Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, a Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of such Awards.

9.3    Dividends on Restricted Stock. Dividends accrued on shares of Restricted Stock before they are vested shall be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and any dividends accrued with respect to forfeited Restricted Stock will be reconveyed to the Company without further consideration or any act or action by the Participant. In no event shall dividends be paid or distributed until the vesting restrictions of the underlying Restricted Stock Award lapse.

9.4    Forfeiture. Subject to the terms of the Award Certificate and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Service during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

9.5    Delivery of Restricted Stock. Shares of Restricted Stock shall be delivered to the Participant at the Grant Date either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

SECTION 10    PERFORMANCE AWARDS

10.1    Grant of Performance Awards. The Committee is authorized to grant any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Certificate or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.

10.2    Performance Goals. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may: (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period; or (ii) make a cash payment to the participant in an amount determined by the Committee.

SECTION 11    DIVIDEND EQUIVALENTS

11.1    Grant of Dividend Equivalents The Committee is authorized to grant Dividend Equivalents with respect to Full-Value Awards granted hereunder. Dividend Equivalents shall entitle the Participant to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. Dividend Equivalents accruing on unvested Full-Value Awards shall, as provided in the Award Certificate, either: (i) be reinvested in the form of additional Shares (subject to Share availability under Section 5.1), which shall be subject to the same vesting provisions as provided for the host Award; or (ii) be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and, in either case, any Dividend Equivalents accrued with respect to forfeited Awards will be reconveyed to the Company without further consideration or any act or action by the Participant. In no event shall Dividend Equivalents be paid or distributed until the vesting restrictions of the underlying Full-Value Award lapse.

SECTION 12    STOCK OR OTHER STOCK-BASED AWARDS

12.1    Grant of Stock or Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation (but subject to Section 13.6), Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, including limited partnership interests in a limited partnership entity of which the Company is general partner that may be exchanged or redeemed for Shares on a one-for-one basis, or any profits interest in such limited partnership entity that may be exchanged or converted into such limited partnership interests, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

SECTION 13    PROVISIONS APPLICABLE TO AWARDS

13.1    Award Certificates. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

13.2    Form of Payment for Awards. At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum, or in installments, as determined by the Committee.

13.3    Limits on Transfer. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability: (i) does not result in accelerated taxation; (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b); and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, state or federal tax or securities laws applicable to transferable Awards.

13.4    Beneficiaries. Notwithstanding Section 13.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, any payment due to the Participant shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant, in the manner provided by the Company, at any time provided the change or revocation is filed with the Committee.

13.5    Stock Trading Restrictions. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

13.6    Minimum Vesting Requirements. Except in the case of substitute Awards granted pursuant to Section 13.11, Awards granted under the Plan to an Eligible Participant shall be subject to a minimum vesting period of one year (subject to automatic acceleration of vesting only in the event of death or disability of the Participant as provided in Section 13.7 and a Change in Control as provided in Section 13.8). Notwithstanding the foregoing, the Committee may grant Awards without the above-described minimum vesting requirement with respect to Awards covering 5% or fewer of the total number of Shares authorized under the Plan.

13.7    Acceleration Upon Death or Disability. Except as otherwise provided in the Award Certificate or any special Plan document or separate agreement with a Participant governing an Award, upon the termination of a person’s Continuous Service by reason of death or Disability:

(a)    all of that Participant’s outstanding Options and SARs shall become fully exercisable;

(b)    all time-based vesting restrictions on that Participant’s outstanding Awards shall lapse as of the date of termination; and

(c)    the target payout opportunities attainable under all of such Participant’s outstanding performance-based Awards shall be deemed to have been fully earned as of the date of termination based upon: (i) an assumed achievement of all relevant performance goals at the “target” level if the date of termination occurs during the first half of the applicable performance period; or (ii) the actual level of achievement of all relevant performance goals against target, if the date of termination occurs during the second half of the applicable performance period, and, in either such case, there shall be a pro rata payout to the Participant or his or her estate within 30 days following the date of termination (unless a later date is required by Section 16.3) based upon the length of time within the performance period that has elapsed prior to the date of termination. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate.

To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

13.8    Effect of a Change in Control.

(a)    Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control, and unless otherwise provided in an Award Certificate or a special Plan document governing an Award, if within two years after the effective date of the Change in Control, a Participant’s employment is terminated without Cause or the Participant resigns for Good Reason, then: (i) all of that Participant’s outstanding Options or SARs shall become fully exercisable; (ii) all time-based vesting restrictions on the his or her outstanding Awards shall lapse; and (iii) the target payout opportunities attainable under all outstanding of that Participant’s performance-based Awards shall be deemed to have been fully earned as of the date of termination based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the date of termination occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target, if the date of termination occurs during the second half of the applicable performance period, and, in either such case, there shall be prorata payout to such Participant within 30 days following the date of termination of employment (unless a later date is required by Section 16.3) based upon the length of time within the performance period that has elapsed prior to the date of termination of employment. With regard to each Award, a Participant shall not be considered to have resigned for Good Reason unless either: (i) the Award Certificate includes such provision; or (ii) the Participant is party to an employment, severance or similar agreement with the Company or an Affiliate that includes provisions in which the Participant is permitted to resign for Good Reason. Any Options or SARs shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

(b)    Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board, and unless otherwise provided in an Award Certificate or a special Plan document governing an Award: (i) outstanding Options or SARs shall become fully exercisable; (ii) time-based vesting restrictions on outstanding Awards shall lapse; and (iii) the target payout opportunities attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the Change in Control occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target, if the Change in Control occurs during the second half of the applicable performance period, and, in either such case, there shall be prorata payout to Participants within 30 days following the Change in Control (unless a later date is required by Section 16.3) based upon the length of time within the performance period that has elapsed prior to the Change in Control. Any Options or SARs shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

13.9    Discretion to Accelerate Awards. Regardless of whether an event has occurred as described in Section 13.7 or Section 13.8 above, the Committee may in its sole discretion determine that, upon the termination of service of a Participant for any reason, all or a portion of such Participant’s Options or SARs shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.9.

13.10    Forfeiture Events. Awards under the Plan shall be subject to any compensation recoupment policy that the Committee may adopt from time to time that is applicable by its terms to the Participant. In addition, the Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to: (i) termination of employment for cause; (ii) violation of material Company or Affiliate policies; (iii) breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant; (iv) other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate; or (v) a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy.

13.11    Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 14    CHANGES IN CAPITAL STRUCTURE

14.1    Mandatory Adjustment. In the event of a nonreciprocal transaction between the Company and its stockholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under Section 5.1 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

14.2    Discretionary Adjustments. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 14.1), the Committee may, in its sole discretion, provide: (i) that Awards will be settled in cash rather than Stock; (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised; (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction; (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise or base price of the Award; (v) that performance targets and performance periods for Performance Awards will be modified; or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

14.3    General. Any discretionary adjustments made pursuant to this Section 14 shall be subject to the provisions of Section 15.2. To the extent that any adjustments made pursuant to this Section 14 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

SECTION 15    AMENDMENT, MODIFICATION AND TERMINATION

15.1    Amendment, Modification and Termination. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either: (i) materially increase the number of Shares available under the Plan; (ii) expand the types of awards under the Plan; (iii) materially expand the class of participants eligible to participate in the Plan; (iv) materially extend the term of the Plan; or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable: (i) to comply with the listing or other requirements of an Exchange; or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations. Without the prior approval of the stockholders of the Company, the Plan may not be amended to permit: (i) the exercise price or base price of an Option or SAR to be reduced, directly or indirectly; (ii) an Option or SAR to be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the exercise price or base price of the original Option or SAR; or (iii) the Company to repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR.

15.2    Awards Previously Granted. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)    Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b)    The original term of an Option or SAR may not be extended without the prior approval of the stockholders of the Company;

(c)    Except as otherwise provided in Section 14.1, without the prior approval of the stockholders of the Company, (i) the exercise price of an Option or base price of a SAR may not be reduced, directly or indirectly, (ii) an option or SAR may not be cancelled in exchange for cash, other Awards or Options or SARs with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or otherwise, and (iii) the Company may not repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR; and

(d)    No termination, amendment, or modification of the Plan shall materially and adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

15.3    Compliance Amendments. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, the Board may amend the Plan or an Award Certificate, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Certificate to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 15.3 to any Award granted under the Plan without further consideration or action.

SECTION 16    GENERAL PROVISIONS

16.1    Rights of Participants.

(a)    No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

(b)    Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, or any Participant’s service as a director or consultant, at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

(c)    Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Section 15, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or any of its Affiliates.

(d)    No Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

16.2    Withholding. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or such Affiliate, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company or such Affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Unless otherwise determined by the Committee at the time the Award is granted or thereafter, any such withholding requirement may be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the amount required to be withheld in accordance with applicable tax requirements (up to the maximum individual statutory rate in the applicable jurisdiction as may be permitted under then-current accounting principles to qualify for equity classification), in accordance with such procedures as the Committee establishes. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

16.3    Special Provisions Related to Section 409A of the Code.

(a)    General. It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and all Award Certificates shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisors (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.

(b)    Definitional Restrictions. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code (“Non-Exempt Deferred Compensation”) would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) of such Non-Exempt Deferred Compensation would be effected, under the Plan or any Award Certificate by reason of the occurrence of a Change in Control, or the Participant’s Disability or separation from service, such Non-Exempt Deferred Compensation will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not prohibit the vesting of any Award upon a Change in Control, Disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the Change in Control, Disability or separation from service as applicable.

(c)    Allocation among Possible Exemptions. If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company shall determine which Awards or portions thereof will be subject to such exemptions.

(d)    Six-Month Delay in Certain Circumstances. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, if any amount or benefit that would constitute Non-Exempt Deferred Compensation would otherwise be payable or distributable under this Plan or any Award Certificate by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes): (i) the amount of such Non-Exempt Deferred Compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s separation from service (or, if the Participant dies during such period, within 30 days after the Participant’s death) (in either case, the “Required Delay Period”); and (ii) the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period. For purposes of this Plan, the term “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder.

(e)    Installment Payments. If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).

(f)    Timing of Release of Claims. Whenever an Award conditions a payment or benefit on the Participant’s execution and non-revocation of a release of claims, such release must be executed and all revocation periods shall have expired within 60 days after the date of termination of the Participant’s employment; failing which such payment or benefit shall be forfeited. If such payment or benefit is exempt from Section 409A of the Code, the Company may elect to make or commence payment at any time during such 60-day period. If such payment or benefit constitutes Non-Exempt Deferred Compensation, then, subject to subsection (c) above, (i) if such 60-day period begins and ends in a single calendar year, the Company may make or commence payment at any time during such period at its discretion, and (ii) if such 60-day period begins in one calendar year and ends in the next calendar year, the payment shall be made or commence during the second such calendar year (or any later date specified for such payment under the applicable Award), even if such signing and non-revocation of the release occur during the first such calendar year included within such 60-day period . In other words, a Participant is not permitted to influence the calendar year of payment based on the timing of signing the release.

(g)    Permitted Acceleration. The Company shall have the sole authority to make any accelerated distribution permissible under Treas. Reg. Section 1.409A-3(j)(4) to Participants of deferred amounts, provided that such distribution(s) meets the requirements of Treas. Reg. Section 1.409A-3(j)(4).

16.4    Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards. This Plan is not intended to be subject to ERISA.

16.5    Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

16.6    Expenses. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

16.7    Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

16.8    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.9    Fractional Shares. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

16.10    Government and Other Regulations.

(a)    Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made: (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold; or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)    Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

16.11    Governing Law. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Maryland.

16.12    Severability. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

16.13    No Limitations on Rights of Company. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

[End of Crown Crafts, Inc. Amended and Restated 2021 Incentive Plan]

CrownCrafts™

CROWN CRAFTS, INC.
ATTN: CLAIRE SPENCER
P.O. BOX 1028
GONZALES, LA 70737

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on August 9, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on August 9, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T00464-P51815

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CROWN CRAFTS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of two Class III Directors - Term expiring at the 2029 Annual Meeting of Stockholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Tatiana G. Ferreira
02) Ixchell C. Duarte

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: The proxies are authorized to vote on any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof, in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of the 2026 Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

T00465-P51815

CROWN CRAFTS, INC.
2026 Annual Meeting of Stockholders
August 10, 2026 3:00 PM CDT
This proxy is solicited on behalf of the Board of Directors.

The undersigned, having received the Notice of the 2026 Annual Meeting of Stockholders and Proxy Statement dated June 26, 2026, revoking any proxy previously given, hereby appoint(s) Zenon S. Nie and Claire K. Spencer as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated on the reverse side, all shares of Series A common stock of Crown Crafts, Inc. (the "Company" or "we") which the undersigned is entitled to vote at the 2026 Annual Meeting of Stockholders to be held on August 10, 2026, at the Company's executive offices, located at 8184 Highway 44, Suite 111, Gonzales, Louisiana 70737, at 3:00 p.m., Central Daylight Time, and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL OF THE DIRECTOR NOMINEES NAMED ON THE REVERSE SIDE, "FOR" PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS.

Continued and to be signed on reverse side